                         ANNUAL REPORT TO SHAREHOLDERS
                         March 31, 2002
                         Institutional and Financial Intermediary Classes

       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAPITALIZATION VALUE TRUST

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's annual report for the Institutional Class of American Leading Companies Trust and U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund, as of March 31, 2002:

                                               3-Month          12-Month
                                           Total Return(A)   Total Return(A)
                                           ---------------   ---------------
American Leading Companies Trust
  Institutional Class                           -1.72%           N/A(B)
S&P 500 Stock Composite Index(C)                +0.23%            +0.21%
Lipper Large-Cap Value Funds Index(D)           +1.92%            +1.02%
Balanced Trust
  Institutional Class                           -0.72%            +1.68%
  Financial Intermediary Class                  -0.81%            +1.35%
Lehman Intermediate Government/Credit
  Bond Index(E)                                 -0.22%            +5.16%
Lipper Balanced Fund Index(F)                   +0.60%            +2.48%
U.S. Small-Capitalization Value Trust
  Institutional Class                          +12.70%           +30.75%
Russell 2000 Index(G)                           +3.98%           +13.98%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

  Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2002, are included in this report.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

April 30, 2002
---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) American Leading Companies Trust Institutional Class recommenced operations on June 14, 2001.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) An index comprised of the 30 largest funds in the Lipper universe of 359 large-cap value funds.

(E) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(F) An index comprised of the 30 largest funds in the Lipper universe of 513 balanced funds.

(G) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

Portfolio Managers' Comments

American Leading Companies Trust

Market Commentary

  The stock market took a breather in the first quarter of 2002, following its double-digit gains in the fourth quarter of 2001. Before dividends, the broad-based indices were essentially flat for the current quarter, with the Dow Jones U.S. Market Index up 0.1%, and the S&P 500 Index down 0.1%. The Dow Jones Industrial Average was up 4.3% in the quarter, driven mostly by its more cyclical components. The NASDAQ Composite was down 5.4%, as tech and telecom stocks sold off sharply, following their late 2001 surge off their September 21 lows.

  In our judgment, the equity markets are currently trying to assess the strength and durability of the economic recovery, since the shape of the recovery will be an important determinant of the market's performance over the next year or two. We offer an expanded view of our economic outlook in a later section of this letter, but the condensed version is that we expect gross domestic product (GDP) growth to be strong (over 5%) in the first quarter, primarily as a result of inventory rebuilding. We expect the pace of growth to moderate in the second quarter, as the economy settles into a recovery characterized by relatively modest growth (3% to 3.5%) by historic standards.

  Before getting into the specifics of portfolio performance and a more comprehensive view of our near-term economic outlook, we would like to spend some time discussing the longer-term outlook for equities, say the next five to ten years.

  According to a number of studies, including those by Ibbotson Associates, Jeremy J. Siegel (author of Stocks for the Long Run) and Peter L. Bernstein, the long-term nominal total return of common stocks has averaged between 10% and 11% over the last hundred years or so. Adjusting for about 3% annual inflation over that period, real total returns on stocks have averaged between 7% and 8%. Real total returns are made up of two components, capital appreciation and dividends. Dividend yields averaged about 4.5% over the last century, meaning that price appreciation alone contributed roughly 2.5% to 3.5% annually to real total returns.

  What can these rough figures from the last 100 years tell us about what to expect from stocks going forward? Let's start by assuming that stocks are about fairly valued at present. Obviously, there are many who believe the market is overvalued today, and many others who would argue that it is undervalued. Let's call it a draw. If we do, then we can expect the real capital appreciation component of stock returns to equal its long-run average of 2.5% to 3.5% in the future.

  What about dividends? Here we run into trouble. The market's dividend yield today is about 1.5%, a third of its long-run average. Dividend payout ratios have dropped to historic lows in recent years, as options-laden company managements focused their use of corporate cash flow on things such as share buybacks and acquisitions -- uses they believed would enhance their share price, and thus make their options more valuable. Focus on share price appreciation is commendable unless it causes management to make capital allocation decisions which boost the share price in the short run at the expense of the long-term health of the business. Recent reports of widespread abuse of accounting standards at the highest levels of corporate America suggest to us that a number of companies have taken their eye off the ball. In their relentless pursuit of ever-increasing stock prices, it seems that many corporate management groups, and shareholders too, have lost sight of the major contribution that dividends and reinvestment of dividends have played in the long-term return of common stocks.

  Absent a widespread change in corporate dividend policy, investors today are faced with the reality that dividends are likely to contribute only about a third of their long-run average going forward. From these levels, even if the real capital appreciation component of stock returns continues to average 2.5% to 3.5%, it will be difficult for real total returns to exceed 4% to 5% over the next five to ten years. Assuming long-run inflation continues to average about 3%, that means that total nominal stock returns could average in the range of 7% to 8% for the foreseeable future. Obviously, actual returns will be whatever they are. They may be higher or lower than our forecast range. But we believe the logic of our forecast is reasonably compelling.

Investment Results

  The total return for the American Leading Companies Trust Institutional Class from recommencement of operations (June 14, 2001) to March 31, 2002, was -4.25%. Due to the limited operating history of the Institutional Class, the following chart compares, for illustrative purposes, the cumulative results for the Fund's Primary Class for the three-month, one-year, three-year and five-year periods ended March 31, 2002, along with those of some comparative indices:

                                     THREE     ONE      THREE     FIVE
                                     MONTHS    YEAR     YEARS     YEARS
------------------------------------------------------------------------
American Leading Companies Trust
  Primary Class                      -1.95%   -0.82%    -8.94%   +47.12%
S&P 500 Stock Composite Index(A)     +0.23%   +0.21%    -7.43%   +62.30%
Lipper Large-Cap Core Funds
  Index(B)                           +0.07%   -0.36%    -7.58%   +56.87%
Lipper Large-Cap Value Funds
  Index(C)                           +1.92%   +1.02%    +2.83%   +56.98%
Dow Jones Industrial Average(D)      +4.26%   +7.21%   +11.48%   +71.56%

  The Fund got off to a slow start in the first quarter, trailing its benchmarks and peer funds. For the latest twelve months, returns for the Fund and all peer funds and benchmarks (except the Dow Industrials) were within 1% of zero. The Fund and the Lipper Large-Cap Core Funds Index were slightly below zero, whereas the S&P 500 Stock Composite Index and the Lipper Large-Cap Value Funds Index were slightly above zero. The Dow Industrials were the outlier, up over 7%, driven by a heavier weighting in cyclical stocks, which were generally strong performers in the last year. The Fund's three-year results also modestly trail the S&P 500, due to a poor showing in the last three quarters of 1999. The five-year results include two poor years, 1997 (which occurred before current management took over the Fund)

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) An index comprised of the top 30 funds in the Lipper universe of 874 large-cap core funds.

(C) An index comprised of the top 30 funds in the Lipper universe of 359 large-cap value funds.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

and 1999 (for which we are fully responsible). As the year 2002 progresses, poor 1999 results will roll out of the three-year results and poor 1997 results will roll out of the five-year numbers. Since 2000 and 2001 were both pretty good years for the Fund, if we do a decent job in 2002 our one-, three- and five-year results should look pretty respectable by the end of the year. We are encouraged that in the early weeks of April, the Fund has performed well and, as this letter is written, has pulled ahead of the S&P 500 Index year-to-date.

  For the fiscal year ended March 31, 2002, strong performers in the portfolio were concentrated in health care services and retailing, and included: Circuit City Stores, Inc., Johnson & Johnson, McKesson HBOC, Avon Products, Wellpoint Health Networks, Health Net, Inc., Bank of America, UnitedHealth Group, Lexmark International, TJX Companies, Inc. and Wal-Mart. Poor performers were concentrated in the technology, telecommunications and pharmaceutical sectors, and included: Tellabs, Inc., Nextel Communications, Gateway, AOL Time Warner, Ford Motor Company, Sprint Corporation, Bristol-Myers Squibb, Merck & Co. Inc., Eastman Kodak and SBC Communications.

  Portfolio activity was relatively moderate in the quarter, as turnover ran at about a 23% annualized rate. On the buy side, we established new positions in Honeywell International, Duke Energy and Sun Microsystems, while adding meaningfully to our already large holdings of Health Net and Washington Mutual. On the sell side, we liquidated our entire holdings of Northrop-Grumman, and trimmed our holdings of Circuit City Stores, Eastman Kodak, May Department Stores and TJX Companies, Inc.

Outlook

  As we noted earlier, we expect real GDP growth to be relatively robust (up 5% or more) in the first quarter, primarily on the strength of inventory restocking. Following the first quarter spurt, we expect GDP growth to moderate in the second quarter. The recovery should pick up steam again in the second half of the year, but the rate of growth remains unclear.

  Even Fed Chairman Alan Greenspan, who has access to a lot more economic data than we do, seems uncertain as to the sustainability of the recovery. Noting that the split between bullish economists and bearish corporate executives cannot continue indefinitely, Mr. Greenspan was quoted in a recent Wall Street Journal (April 18, 2002) article as saying: "Either we are going to get a significant increase in production, in profits, in capital investment, which is what our forecast is and what the data seem to portend, or we're going to slip back. This is an issue which will be resolved in the next two to four months. The odds are very strongly in favor of it being resolved in continued economic growth, resumption of profitability and capital investment."

  Given the uncertain outlook and the fact that inflationary pressures remain low, Mr. Greenspan recently told the Joint Economic Committee of Congress that "the Federal Reserve should have ample opportunity to adjust policy to keep inflation pressures contained once sustained, solid economic expansion is in view." Chairman Greenspan's testimony suggests to us that Fed policy makers will take a wait-and-see attitude toward the economy, and therefore are unlikely to raise interest rates when they meet on May 7, and depending on economic reports, probably will not do so at their June meeting either.

  Such a scenario could set the stage for a decent equity market environment over the next few months. With the economic recovery beginning to revive corporate profitability and the market not facing the immediate headwinds of rising short-term interest rates, we believe the stock market could work its way higher in the months ahead.

  As always, we appreciate your support and welcome your comments.

                                                    David E. Nelson, CFA

April 22, 2002
DJIA 10136.4
              ---------------------------------------------------

Balanced Trust

Equity Review

  During the last twelve months so much has transpired, and yet the equity markets are off little more than 1%! The first recession in ten years pressured corporate profits, with S&P 500 earnings-per-share declining by almost 20% in 2001, the worst performance in 20 years. The terrorist attacks in September precipitated a cathartic sell-off to levels that we believe were bear market lows, and nascent recovery late in the year was aborted by financial scandals (i.e., Enron) and continued weakness in the technology sector. Major market averages finished the year virtually flat, with the S&P 500 Index up 0.2% for the period. The equity portion of the Fund posted a 1.5% total return. Solid performance from selected consumer, industrial and financial stocks offset weakness in technology and communications.

  Our guiding principal is that stock prices follow business performance over the long haul. So we focus on industry-leading companies that possess significant and sustainable competitive advantage. The ultimate proof is in financial performance, and our favored companies should produce above average return on equity (ROE) along with growth in reported earnings and free cash flow. Financial strength is always a key consideration, and is especially important during recessions or crises, when strong companies can forge ahead while weaker competitors retrench.

  We made significant additions to the Fund during the last calendar year. Among our new or significantly increased positions were: AOL Time Warner, Biomet, Principal Financial Group, and Safeway. These companies operate in varied sectors of the economy and cover a size range from very large to middle capitalization. But the common denominator in these purchases is our value-oriented bias in favor of great companies that are experiencing temporary problems.

  AOL has been clobbered during the last year as earnings and cash flow came in well below forecasts. We think their problems are largely cyclical in nature, as the most difficult advertising slowdown in more than 50 years has impacted all parts of their publishing, cable, and online operations.

  While AOL is a widely followed blue chip, Biomet is a mid-cap health care company beneath the "radar screen" of many investors. This fine company is a leader in orthopedics. Having just reached the $1 billion sales level, we expect them to continue delivering 14% to 15% sales and earnings growth, and their unleveraged 19% to 20% ROE is most impressive. The stock gave up 20% recently when quarterly earnings missed the Wall Street forecast by a penny. Since the "miss" was largely cost-driven owing to investments to support foreign expansion, we viewed it as a temporary issue and doubled our position in the stock.

  Back to big-caps, we bought Safeway late last year. This very well managed retailer was available for less than 13x projected earnings, hit hard in the aftermath of earnings problems at industry bellwether Kroger. We initiated a position last December and added more in January. It's now among our 20 largest positions.

  Finally, Principal Financial Group found us in mid-cap territory again, and marked the newest holding for the Fund. This recently demutualized insurance company specializes in investment services for small business, with a leading position in 401(k) retirement products.

  These four additions exemplify our style of money management -- though the Fund is primarily invested in larger-capitalization companies, we cast our net very widely and expect to add value by occasionally finding good small- and mid-cap stocks, which are generally under-researched on Wall Street. Good long-term business fundamentals and attractive relative valuation are the key characteristics.

  As in past years, our selling fell in two categories. We cut back some winners as valuations expanded -- Target and Johnson & Johnson are good examples. We also exited investments where business conditions deteriorated with little prospect of meaningful recovery. Like many, our losers were found in the ravaged telecommunications sector, and included Nortel and WorldCom. Both stocks have declined 50% more since we sold, so we're happy we left.

Fixed Income Review

           "Business will be better or worse."

                                               -- Calvin Coolidge, 1928

  There is a well-known experiment in which a subject has one hand placed in a container of cold water while the other hand is placed in a container of hot water. After several minutes, the subject is instructed to withdraw his hands from these containers and to simultaneously place both hands in a container of water that is at room temperature. This action results in a bewildered subject, as the hand that was in the cold water now feels hot while the hand that was in the hot water now feels cold, and these opposite sensations are perceived simultaneously. I cannot think of a better analogy for describing the state of the bond market today. After the precipitous drop in short-term interest rates that occurred during the first nine months of 2001, the yield curve was among the steepest in modern financial history. That is, the differential between short-term rates and long-term rates was at an extreme. In our September 30, 2001 report, we expressed the view that this trend was unsustainable, and stated that in the not too distant future, short-term interest rates would begin to rise and the yield curve would begin to flatten. In the past six months, that is exactly what has occurred, with the yield on two-year Treasury notes rising by over 90 basis points(A) while yields on 30-year Treasury bonds rose by

---------------
(A) 100 basis points = 1%.

less than half that amount. What is particularly interesting about this is that short-term yields actually rose at the same time that the Federal Reserve was continuing to lower the federal funds rate. During this period, the bond market seemed to do sequential 180-degree turns in rapid fire succession, depending upon whether the market consensus at that moment believed that the economy was recovering, or was conversely headed for a "double dip recession." A month ago, the market consensus was that the Federal Reserve would begin raising rates as soon as May and, more recently, the market has reversed course and believes that the Federal Reserve will hold off on tightening for a while longer. It does seem reasonable to us that the Federal Reserve will at some point be compelled to tighten credit, perhaps later in the year. Having said this, it does not necessarily follow that bond yields will rise significantly as a result of this change to a restrictive monetary policy, as intermediate- to longer-term maturity bonds already reflect a fairly significant risk premium.

  As a result of the concerns that the economy was heating up, the first quarter proved to be a difficult period for bonds, with most maturities and sectors posting negative returns. I am pleased to report that due to our portfolio structure and security selection, we actually managed to produce a modest positive return for the quarter. Additionally, I am pleased to report that for the twelve months ended March 31, 2002, the fixed income portion of the Fund maintained its track record of outperforming the Lehman Intermediate Government/Credit Bond Index, as it has done since the Fund's inception. This outperformance can be primarily attributable to our emphasis on spread assets, with a particular focus on "busted" (out of the money) convertible securities and mortgage-backed securities, which performed admirably over this period.

  Looking forward, we continue to focus on corporate bonds and mortgage securities, as we believe they are still the most attractive sectors. The key to outperformance in the next year will most likely be primarily derived from being correctly positioned on the yield curve. We are migrating further towards a barbell structure, which will be highly additive to performance if the yield curve continues to flatten as we expect.

  Until last spring, investors believed the term contrary thinking was an oxymoron and that to be a successful investor one should discard common sense and the proven tenets of fundamental security analysis, and instead focus on the promised bounties of the "new economy" via IPOs and new debt issues. As these issues imploded, value investors were vindicated and fundamental security analysis is again the savvy thing to do. Early in my career, I came to the realization that fixed income securities were the Rodney Dangerfield of the asset classes, that is, they got no respect at all and no one really wanted to talk to their bond manager. For this reason, as a confirmed contrarian, I must confess to being somewhat uneasy in that I am now finding investors are much more willing to talk about bonds. Does this contrary indicator portend an imminent bond bear market? Not necessarily. Perhaps the most likely outcome is that both stocks and bonds will produce comparable returns for the next several years, once again confounding the consensus.

  As always, we will continue to seek out the best opportunities and maintain a flexible approach to the markets. We thank you for your continued confidence.

                                                  James B. Hagerty, CFA
                                                  Peter A. Sorrentino, CFA
                                                  Dale H. Rabiner, CFA

April 22, 2002

DJIA 10136.4

              ---------------------------------------------------

U.S. Small-Cap Value Trust

  The year ended March 31, 2002, closed with significant performance from the Fund, with a return of 30.75%, compared to the Russell 2000 Value up 23.74%, the Russell 2000 up 13.98%, and the S&P 500 just above break-even at 0.21%. For the quarter ending March 31, 2002, the Fund gained 12.70%, compared to returns of 9.58% for the Russell 2000 Value, 3.98% for the Russell 2000, and 0.23% for the S&P 500.

  The year ended March 31, 2002, held many challenges for investors, the economy and the country. Early in the year, the Fed was still aggressively stimulating the economy to ward off a recession. Small value stocks in the Fund were beneficiaries of this activity as cyclical holdings continued their trends of strong performance in anticipation of economic improvement. Gains in the portfolio were nearly wiped out with the market devastation following the terrorist attacks on September 11. However, the market, the economy and the country proved strong and resilient through this tragedy and regained market performance lost in September. The Fund resumed the performance trend and regained value lost after September 11 as economically sensitive companies continued to dominate Fund returns. Economic uncertainty and terrorist attacks were not the end of challenges facing the market. Early in 2002, investors' faith was shaken by Enron's collapse. Specifically, concern that misleading financial reporting could be more widespread hurt stock prices, particularly those companies with any hint of questionable accounting. The focus was on the largest companies as they have the most complex financial structures and the most opportunity for accounting manipulation. Early in the March quarter, investors also appeared to pause to evaluate the market's rebound from its September 2001 lows. While the U.S. economy did seem to be improving, investors were initially unsure about the recovery's sustainability. A series of reports in early March provided convincing evidence both that the recession had been less severe than previously believed and that the recovery was in full swing. As a result, the equity market moved higher in March.

  In this environment, small-cap stocks as a group performed better than large-cap stocks. Small-cap stocks were favored for a couple of reasons. First, they generally have simpler corporate structures and thus are less able to employ deceptive accounting methods. Second, in a recovering economy, small-cap stocks have historically tended to lead the market's rally. Small value stocks were favored over growth companies during the quarter for these same reasons. Following the collapse of Enron -- a former growth stock with an extreme valuation -- investors became more wary of high-priced stocks. Instead, they favored more conservatively priced value stocks, which often have less complex accounting structures. In addition, the mounting evidence of economic recovery benefited small-cap value, as in the past value stocks have outperformed as the economy moved back into sustained growth.

  Within the Fund, the emerging economic recovery was a key factor in the quarter's solid performance versus the comparative indices. The portfolio's auto parts manufacturers had some of the strongest gains as a reviving economy boosted hopes that auto sales, contrary to previous experience, would survive the recession without a serious decline. Other consumer-related and economically sensitive stocks also performed well, including homebuilders, furniture manufacturers, apparel makers, retailers and restaurants. All of these advanced on positive consumer reports, such as the strong consumer confidence numbers, during the first quarter. Energy stocks have been added to the Fund over the past few quarters, as low oil and gas prices make these companies attractive investments. While energy stocks lagged early in the year, they were strong contributors to returns in March as economic recovery and Mid-East tensions sent oil prices higher. The oil and natural gas producers and the energy service firms all surged with the increase in energy prices.

  Our technology stocks performed better than the technology holdings in our comparative indices, in part because of our low exposure to software companies. The Fund has reduced technology positions that were initially acquired after the tech bubble collapse, when many financially sound companies experienced depressed prices as the market punished everything technology related. Despite poor near-term earnings outlooks, technology positions in the Fund rebounded from their extremely depressed levels and hit our sell targets. Additionally, technology stocks were negatively impacted by their often complicated revenue accounting, which raised investors' worries as the Enron affair unfolded. These software stocks were some of our comparative indices' worst performers for the quarter.

  With the persistently strong performance of the economically sensitive stocks, many no longer look as attractive within our disciplined value approach. Therefore, we continue to sell holdings which have reached our sell targets in this group, including companies in auto parts, homebuilding, industrial manufacturing, and retail. We are also selling positions among the semiconductor and semiconductor equipment companies that have performed well even though earnings have declined. We have recently moderated our purchases in the energy area following its strong rally late in the quarter. We continue to add to our financial and utility holdings, as these stocks have trailed the small-cap market over the last six months.

  Small-cap value stocks in general, and the Fund in particular, have experienced strong absolute and relative returns over the last two years. Nevertheless, the stocks we currently hold remain at a significant discount to the valuation of the rest of the U.S. equity market. Because the stocks are still much lower than their historical average discount, we see outstanding return potential in the portfolio. In past cycles, value stocks performed very well as the market rallied in the first few years of an economic recovery. At this point in the current cycle, investors remain quite focused on valuations when analyzing stocks. The sharp collapse of the Internet stock bubble has been a strong reminder that valuation is a primary driver of long-term stock returns. While investors will eventually forget this fundamental rule, experience shows that the more painful the lesson, the longer investors maintain their focus on valuation. Given the extent of the recent tech collapse, we anticipate investors will retain this lesson for a number of years, a condition that bodes well for our disciplined value approach.

  Finally, one result of the tech bubble was an extraordinary divergence between small value and small growth stock returns: growth outperformed by a wide margin as the bubble developed, and value took a wide lead as the bubble deflated. In this environment, our focused value philosophy produced greater return differentials versus the small-cap comparative indices than we have experienced over the long term. As the tech bubble cycle comes full circle, we have begun to see the variation in small-cap returns come back to a more normal level. Therefore, we anticipate the portfolio will outperform going forward and with milder swings relative to the comparative indices than we have seen over the last few years.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich

April 22, 2002
DJIA 10136.4

Performance Information

Legg Mason Investors Trust, Inc.

Performance Comparison of a $1,000,000 Investment as of March 31, 2002

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes.

  The following graphs compare each Fund's total returns against that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Funds' results and the indices' results assume reinvestment of all dividends and distributions.

  Due to the limited operating history of the American Leading Companies Trust Institutional Class, the following graph illustrates the cumulative total return of an initial $10,000 investment made at the Fund's Primary Class inception.

American Leading Companies Trust -- Primary Class*

  ------------------------------------------------------------
                         Cumulative          Average Annual
                        Total Return          Total Return
  ------------------------------------------------------------
  One Year                  -0.82%                -0.82%
  Five Years               +47.12%                +8.03%
  Life of Class+          +129.64%               +10.18%
  ------------------------------------------------------------
  + Primary Class inception date: September 1, 1993
  ------------------------------------------------------------

[AMERICAN LEADING COMPANIES TRUST: PERFORMANCE CHART]

                                                                 AMERICAN LEADING COMPANIES        STANDARD & POOR'S 500 STOCK
                                                                   TRUST - PRIMARY CLASS                COMPOSITE INDEX(A)
                                                                 --------------------------        ---------------------------
9/1/93                                                                  $ 10000.00                         $ 10000.00
                                                                           9960.00                            9923.00
                                                                          10085.00                           10153.00
3/31/94                                                                    9714.00                            9768.00
                                                                           9714.00                            9809.00
                                                                          10077.00                           10289.00
                                                                           9662.00                           10287.00
3/31/95                                                                   10321.00                           11289.00
                                                                          10869.00                           12367.00
                                                                          11557.00                           13349.00
                                                                          11879.00                           14153.00
3/31/96                                                                   12513.00                           14913.00
                                                                          13005.00                           15582.00
                                                                          13557.00                           16064.00
                                                                          15248.00                           17403.00
3/31/97                                                                   15608.00                           17869.00
                                                                          17990.00                           20990.00
                                                                          18827.00                           22561.00
                                                                          18869.00                           23209.00
3/31/98                                                                   21100.00                           26447.00
                                                                          20969.00                           27320.00
                                                                          18470.00                           24602.00
                                                                          22893.00                           29842.00
3/31/99                                                                   25219.00                           31330.00
                                                                          26099.00                           33540.00
                                                                          22269.00                           31442.00
                                                                          24096.00                           36121.00
3/31/00                                                                   23542.00                           36949.00
                                                                          23407.00                           35968.00
                                                                          24002.00                           35619.00
                                                                          24218.00                           32832.00
3/31/01                                                                   23154.00                           28940.00
                                                                          24864.00                           30634.00
                                                                          21127.00                           26134.00
                                                                          23420.00                           28934.00
3/31/02                                                                   22964.00                           29001.00

(*) The total return for the Institutional Class from the recommencement of operations (June 14, 2001) to March 31, 2002, was -4.25%.

 THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Balanced Trust -- Financial Intermediary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +1.35%            +1.35%
  Life of Class*      +1.88%            +1.81%
  -------------------------------------------------
  * Inception date: March 16, 2001
  -------------------------------------------------

[BALANCED TRUST FINANCIAL INTERMEDIARY PERFORMANCE CHART]

                                                                               LEHMAN INTERMEDIATE
                                               BALANCED TRUST - FINANCIAL    GOVERNMENT/CREDIT BOND      S&P 500 STOCK COMPOSITE
                                                   INTERMEDIARY CLASS               INDEX(B)                    INDEX(C)
                                               --------------------------    ----------------------      -----------------------
 3/16/01                                             $  1,000,000                 $ 1,000,000                 $ 1,000,000
 3/31/01                                             $  1,005,180                 $ 1,000,000                 $ 1,000,000
 6/30/01                                             $  1,033,290                 $ 1,003,000                 $ 1,058,500
 9/30/01                                             $    959,203                 $ 1,050,800                 $   903,100
12/31/01                                             $  1,027,160                 $ 1,051,400                 $   999,800
 3/31/02                                             $  1,018,800                 $ 1,046,400                 $ 1,002,100






Balanced Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +1.68%            +1.68%
  Life of Class*      +2.21%            +2.12%
  -------------------------------------------------
  * Inception date: March 16, 2001
  -------------------------------------------------

[BALANCED TRUST INSTITUTIONAL PERFORMANCE CHART]

                                                                               LEHMAN INTERMEDIATE
                                                    BALANCED TRUST -         GOVERNMENT/CREDIT BOND      S&P 500 STOCK COMPOSITE
                                                   INSTITUTIONAL CLASS              INDEX(B)                    INDEX(C)
                                                   -------------------       ----------------------      -----------------------
 3/16/01                                              $ 1,000,000                 $ 1,000,000                   $ 1,000,000
 3/31/01                                              $ 1,005,180                 $ 1,000,000                   $ 1,000,000
 6/30/01                                              $ 1,034,150                 $ 1,003,000                   $ 1,058,500
 9/30/01                                              $   960,765                 $ 1,050,800                   $   903,100
10/31/01                                              $ 1,029,530                 $ 1,051,400                   $   999,800
 3/31/02                                              $ 1,022,100                 $ 1,046,400                   $ 1,002,100




THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
                                 WOULD PAY ON
             FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
            PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

U.S. Small-Cap Value Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +30.75%           +30.75%
  Life of Class*      +27.08%            +6.54%
  -------------------------------------------------
  * Inception date: June 19, 1998
  -------------------------------------------------

[US SMALL CAP VALUE TRUST PERFORMANCE CHART]

                                                                U.S. SMALL-CAP VALUE TRUST -
                                                                    INSTITUTIONAL CLASS               RUSSELL 2000 INDEX(D)
                                                                ----------------------------          ---------------------
6/19/98                                                                  $  1,000,000                      $  1,000,000
                                                                         $  1,013,100                      $  1,000,000
                                                                         $    797,379                      $    798,500
                                                                         $    880,040                      $    928,800
3/31/99                                                                  $    794,355                      $    878,400
                                                                         $    964,581                      $  1,015,000
                                                                         $    857,405                      $    950,800
                                                                         $    844,398                      $  1,126,200
3/31/00                                                                  $    793,191                      $  1,206,000
                                                                         $    774,380                      $  1,160,400
                                                                         $    853,803                      $  1,173,200
                                                                         $    919,641                      $  1,092,200
3/31/01                                                                  $    971,894                      $  1,021,100
                                                                         $  1,124,470                      $  1,167,000
                                                                         $    954,128                      $    924,400
                                                                         $  1,127,610                      $  1,119,300
3/31/02                                                                  $  1,270,800                      $  1,163,900

 THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning August 31, 1993.

(B) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. Index returns are for periods beginning March 31, 2001.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning March 31, 2001.

(D) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market. Index returns are for periods beginning June 30, 1998.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2002(B)
-------------------------------------------------------
   1.    Circuit City Stores-Circuit City
          Group                                +70.9%
   2.    Johnson & Johnson                     +50.5%
   3.    McKesson HBOC, Inc.                   +40.9%
   4.    Avon Products, Inc.                   +38.1%
   5.    Health Net Inc.                       +33.1%
   6.    UnitedHealth Group Incorporated       +29.0%
   7.    Bank of America Corporation           +28.9%
   8.    The TJX Companies, Inc.               +25.7%
   9.    Lexmark International, Inc.           +25.6%
  10.    Wal-Mart Stores, Inc.                 +22.0%

Weak performers for the year ended March 31, 2002(B)
----------------------------------------------------
  1.    Nextel Communications, Inc.         -62.6%
  2.    Gateway, Inc.                       -62.4%
  3.    AOL Time Warner Inc.                -41.1%
  4.    Ford Motor Company                  -39.1%
  5.    Bristol-Myers Squibb Company        -27.0%
  6.    Merck & Co., Inc.                   -22.5%
  7.    Eastman Kodak Company               -19.1%
  8.    J.P. Morgan Chase & Co.             -17.8%
  9.    Unisys Corporation                   -9.8%
 10.    General Electric Company             -9.0%

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2002
----------------------------------------------
Duke Energy Corporation
Honeywell International Inc.
Sun Microsystems, Inc.

 Securities sold during the 1st quarter 2002
----------------------------------------------
Northrop Grumman Corporation

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2002(B)
-------------------------------------------------------
   1.    Johnson & Johnson                     +50.5%
   2.    Illinois Tool Works Inc.              +29.0%
   3.    Cintas Corporation                    +27.1%
   4.    Applied Materials, Inc.               +24.8%
   5.    Lincoln National Corporation          +22.6%
   6.    Target Corporation                    +20.2%
   7.    Dover Corporation                     +16.0%
   8.    Intel Corporation                     +15.9%
   9.    Anheuser-Busch Companies, Inc.        +15.5%
  10.    The Home Depot, Inc.                  +13.2%

Weak performers for the year ended March 31, 2002(B)
----------------------------------------------------
  1.    Broadwing Inc.                      -63.5%
  2.    Sun Microsystems, Inc.              -42.6%
  3.    AOL Time Warner Inc.                -41.1%
  4.    Tyco International Ltd.             -25.2%
  5.    Merck & Co., Inc.                   -22.5%
  6.    J.P. Morgan Chase & Co.             -17.8%
  7.    Pharmacia Corporation                -9.4%
  8.    Emerson Electric Company             -4.9%
  9.    Mellon Financial Corporation         -4.8%
 10.    Chateau Communities, Inc.            -3.7%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2002
----------------------------------------------
Federal Home Loan Mortgage Corporation,
 4.125%, 2/4/05
Kroger Co., 6.75%, 4/15/12
Principal Financial Group, Inc.
Union Pacific Corporation, 6.625%, 2/1/08
United States Treasury Notes, 3.375%,
 1/15/12
United States Treasury STRIPS, 2/15/14

 Securities sold during the 1st quarter 2002
----------------------------------------------
Associates Corporation of North America,
 5.750%, 11/1/03
United States Treasury STRIPS, 11/15/05
United States Treasury STRIPS, 5/15/06

U.S. Small-Capitalization Value Trust(A)

SELECTED PORTFOLIO PERFORMANCE(B)

Strong performers for the year ended March 31, 2002(C)
-------------------------------------------------------
   1.    R & B, Inc.                          +315.6%
   2.    P.A.M. Transportation Services,
          Inc.                                +261.4%
   3.    Tractor Supply Company               +228.6%
   4.    Global Imaging Systems, Inc.         +227.1%
   5.    Allied Research Corporation          +206.6%
   6.    Associated Materials
          Incorporated                        +203.6%
   7.    Silgan Holdings Inc.                 +200.5%
   8.    DeWolfe Companies, Inc.              +175.9%
   9.    Rock-Tenn Company                    +174.4%
  10.    Chattem, Inc.                        +169.7%

Weak performers for the year ended March 31, 2002(C)
----------------------------------------------------
  1.    Spiegel, Inc.                       -80.1%
  2.    Encompass Services Corporation      -63.9%
  3.    Brightpoint, Inc.                   -62.2%
  4.    Oglebay Norton Company              -61.1%
  5.    Iomega Corporation                  -51.9%
  6.    FiberMark, Inc.                     -46.6%
  7.    Fedders Corporation                 -44.8%
  8.    Brass Eagle Inc.                    -42.7%
  9.    USANA, Inc.                         -41.3%
 10.    MasTec, Inc.                        -40.4%

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.

(C) Securities held for the entire year.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
March 31, 2002
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.6%

Consumer Discretionary -- 15.9%
 Automobiles -- 1.4%
 Ford Motor Company                                                100          $  1,649
 General Motors Corporation                                        100             6,021
                                                                                --------
                                                                                   7,670
                                                                                --------
 Hotels, Restaurants and Leisure -- 1.6%
 McDonald's Corporation                                            100             2,775
 Starwood Hotels & Resorts Worldwide, Inc.                         170             6,394
                                                                                --------
                                                                                   9,169
                                                                                --------
 Household Durables -- 0.6%
 Koninklijke (Royal) Philips Electronics N.V. - ADR                118             3,566
                                                                                --------
 Leisure Equipment and Products -- 1.0%
 Eastman Kodak Company                                             175             5,455
                                                                                --------
 Media -- 2.4%
 AOL Time Warner Inc.                                              480            11,352(A)
 The Walt Disney Company                                           100             2,308
                                                                                --------
                                                                                  13,660
                                                                                --------
 Multiline Retail -- 3.2%
 The May Department Stores Company                                 390            13,592
 Wal-Mart Stores, Inc.                                              69             4,247
                                                                                --------
                                                                                  17,839
                                                                                --------
 Specialty Retail -- 5.7%
 Circuit City Stores-Circuit City Group                            550             9,922
 The TJX Companies, Inc.                                           550            22,005
                                                                                --------
                                                                                  31,927
                                                                                --------
Consumer Staples -- 6.3%
 Food and Drug Retailing -- 5.2%
 Albertson's, Inc.                                                 540            17,895
 The Kroger Co.                                                    510            11,302(A)
                                                                                --------
                                                                                  29,197
                                                                                --------
 Household Products -- 1.1%
 Avon Products, Inc.                                                47             2,531
 Kimberly-Clark Corporation                                         55             3,556
                                                                                --------
                                                                                   6,087
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- 0.6%
 Oil and Gas -- 0.6%
 Anadarko Petroleum Corporation                                     55          $  3,121
                                                                                --------
Financials -- 32.9%
 Banks -- 18.3%
 Bank of America Corporation                                       198            13,475
 Bank One Corporation                                              503            21,015
 FleetBoston Financial Corporation                                 298            10,430
 Lloyds TSB Group plc                                            2,666            27,368
 Mellon Financial Corporation                                       77             2,979
 Washington Mutual, Inc.                                           820            27,167
                                                                                --------
                                                                                 102,434
                                                                                --------
 Diversified Financials -- 8.3%
 Citigroup Inc.                                                    442            21,888
 Fannie Mae                                                        124             9,905
 J.P. Morgan Chase & Co.                                           408            14,527
                                                                                --------
                                                                                  46,320
                                                                                --------
 Insurance -- 6.3%
 MGIC Investment Corporation                                       365            24,977
 UnumProvident Corporation                                         375            10,474
                                                                                --------
                                                                                  35,451
                                                                                --------
Health Care -- 15.1%
 Health Care Providers and Services -- 10.9%
 Health Net Inc.                                                 1,014            27,813(A)
 McKesson HBOC, Inc.                                                80             2,994
 UnitedHealth Group Incorporated                                   248            18,914
 Wellpoint Health Networks Inc.                                    180            11,461(A)
                                                                                --------
                                                                                  61,182
                                                                                --------
 Pharmaceuticals -- 4.2%
 Bristol-Myers Squibb Company                                      193             7,815
 Johnson & Johnson                                                 118             7,664
 Merck & Co., Inc.                                                 140             8,061
                                                                                --------
                                                                                  23,540
                                                                                --------
Industrials -- 5.5%
 Aerospace/Defense -- 2.2%
 Honeywell International Inc.                                      320            12,247
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- Continued
 Commercial Services and Supplies -- 2.9%
 Waste Management Inc.                                             600          $ 16,350
                                                                                --------
 Industrial Conglomerates -- 0.4%
 General Electric Company                                           65             2,434
                                                                                --------
Information Technology -- 17.0%
 Communications Equipment -- 2.3%
 Motorola, Inc.                                                    230             3,266
 Nokia Oyj - ADR                                                   270             5,600
 Tellabs, Inc.                                                     400             4,188(A)
                                                                                --------
                                                                                  13,054
                                                                                --------
 Computers and Peripherals -- 10.8%
 Dell Computer Corporation                                         650            16,971(A)
 Gateway, Inc.                                                     650             4,108(A)
 International Business Machines Corporation                       245            25,480
 Lexmark International, Inc.                                       216            12,351(A)
 Sun Microsystems, Inc.                                            200             1,764(A)
                                                                                --------
                                                                                  60,674
                                                                                --------
 IT Consulting and Services -- 2.0%
 Unisys Corporation                                                860            10,863(A)
                                                                                --------
 Semiconductor Equipment and Production -- 1.4%
 Intel Corporation                                                 249             7,581
                                                                                --------
 Software -- 0.5%
 Microsoft Corporation                                              47             2,835(A)
                                                                                --------
Telecommunication Services -- 5.6%
 Diversified Telecommunication Services -- 4.5%
 ALLTEL Corporation                                                185            10,277
 SBC Communications Inc.                                            85             3,182
 Sprint Corporation                                                420             6,422
 Verizon Communications Inc.                                       115             5,250
                                                                                --------
                                                                                  25,131
                                                                                --------
 Wireless Telecommunication Services -- 1.1%
 Nextel Communications, Inc.                                     1,170             6,294(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Utilities -- 0.7%
 Electric Utilities -- 0.7%
 Duke Energy Corporation                                           110          $  4,158
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $433,867)            558,239
----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.5%

J.P. Morgan Chase & Co.
 1.88%, dated 3/28/02, to be repurchased at $1,541 on
 4/1/02 (Collateral: $1,540 Federal Home Loan Bank notes,
 4.75%, due 6/28/04, value $1,578)                            $  1,541             1,541
Morgan Stanley Dean Witter & Co., Inc.
 1.88%, dated 3/28/02, to be repurchased at $1,541 on
 4/1/02 (Collateral: $1,574 Fannie Mae notes, 6.5%, due
 2/1/31, value $1,573)                                           1,541             1,541
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $3,082)                            3,082
----------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified Cost -- $436,949)                        561,321
Other Assets Less Liabilities -- (0.1)%                                             (611)
                                                                                --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 30,403 Primary Class shares outstanding                      $441,087
   528 Institutional Class shares outstanding                    8,567
Accumulated net realized gain/(loss) on investments            (13,320)
Unrealized appreciation/(depreciation) of investments          124,376
                                                              --------

NET ASSETS -- 100.0%                                                            $560,710
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $18.13
                                                                                ========
 INSTITUTIONAL CLASS                                                              $18.27
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
March 31, 2002
(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 59.6%

Consumer Discretionary -- 6.7%
 Hotels, Restaurants and Leisure -- 1.1%
 McDonald's Corporation                                             25           $   694
                                                                                 -------
 Media -- 1.6%
 AOL Time Warner Inc.                                               44             1,034(A)
                                                                                 -------
 Multi-Line Retail -- 2.3%
 Target Corporation                                                 34             1,466
                                                                                 -------
 Specialty Retail -- 1.7%
 The Home Depot, Inc.                                               21             1,040
                                                                                 -------
Consumer Staples -- 5.5%
 Beverages -- 3.0%
 Anheuser-Busch Companies, Inc.                                     23             1,201
 PepsiCo, Inc.                                                      13               669
                                                                                 -------
                                                                                   1,870
                                                                                 -------
 Food and Drug Retailing -- 2.5%
 Safeway Inc.                                                       23             1,013(A)
 SYSCO Corporation                                                  20               596
                                                                                 -------
                                                                                   1,609
                                                                                 -------
Energy -- 4.2%
 Oil and Gas -- 4.2%
 ChevronTexaco Corporation                                          14             1,285
 TotalFinaElf S.A. - ADR                                            18             1,379
                                                                                 -------
                                                                                   2,664
                                                                                 -------
Financials -- 13.2%
 Banks -- 3.3%
 Charter One Financial, Inc.                                        39             1,227
 Mellon Financial Corporation                                       22               849
                                                                                 -------
                                                                                   2,076
                                                                                 -------
 Diversified Financials -- 5.3%
 Citigroup Inc.                                                     47             2,327
 Fannie Mae                                                          9               743
 J.P. Morgan Chase & Co.                                             8               296
                                                                                 -------
                                                                                   3,366
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Insurance -- 3.5%
 Jefferson-Pilot Corporation                                        11           $   526
 Lincoln National Corporation                                       26             1,319
 Principal Financial Group, Inc.                                    15               379(A)
                                                                                 -------
                                                                                   2,224
                                                                                 -------
 Real Estate Investment Trusts -- 1.1%
 Chateau Communities, Inc.                                          24               690
                                                                                 -------
Health Care -- 8.9%
 Health Care (Medical Products and Supplies) -- 3.6%
 Biomet, Inc.                                                       21               568
 Guidant Corporation                                                10               433(A)
 Medtronic, Inc.                                                    28             1,275
                                                                                 -------
                                                                                   2,276
                                                                                 -------
 Pharmaceuticals -- 5.3%
 Johnson & Johnson                                                  22             1,429
 Merck & Co., Inc.                                                  22             1,244
 Pharmacia Corporation                                              15               676
                                                                                 -------
                                                                                   3,349
                                                                                 -------
Industrials -- 7.9%
 Commercial Services and Supplies -- 1.2%
 Cintas Corporation                                                 12               598
 Convergys Corporation                                               6               178(A)
                                                                                 -------
                                                                                     776
                                                                                 -------
 Electrical Equipment -- 1.2%
 Emerson Electric Company                                           14               781
                                                                                 -------
 Industrial Conglomerates -- 1.2%
 Tyco International Ltd.                                            23               743
                                                                                 -------
 Machinery -- 2.9%
 Dover Corporation                                                  19               779
 Illinois Tool Works Inc.                                           14             1,013
                                                                                 -------
                                                                                   1,792
                                                                                 -------
 Road and Rail -- 1.4%
 Union Pacific Corporation                                          14               870
                                                                                 -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Information Technology -- 10.4%
 Computers and Peripherals -- 3.8%
 Dell Computer Corporation                                                    51        $ 1,337(A)
 International Business Machines
   Corporation                                                                 6            582
 Sun Microsystems, Inc.                                                       56            494(A)
                                                                                        -------
                                                                                          2,413
                                                                                        -------
 Semiconductor Equipment and
   Production -- 4.4%
 Applied Materials, Inc.                                                      17            923(A)
 Intel Corporation                                                            40          1,226
 Texas Instruments Incorporated                                               20            645
                                                                                        -------
                                                                                          2,794
                                                                                        -------
 Software -- 2.2%
 Microsoft Corporation                                                        12            699(A)
 Oracle Corporation                                                           51            653(A)
                                                                                        -------
                                                                                          1,352
                                                                                        -------
Materials -- 1.8%
 Construction and Building
   Materials -- 1.8%
 Martin Marietta Materials, Inc.                                              27          1,140
                                                                                        -------
Telecommunication Services -- 1.0%
 Diversified Telecommunication
   Services -- 1.0%
 Broadwing Inc.                                                               12             83(A)
 SBC Communications Inc.                                                      14            524
                                                                                        -------
                                                                                            607
                                                                                        -------
Total Common Stock and Equity
 Interests
 (Identified Cost -- $31,795)                                                            37,626
-----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 17.5%

Banking and Finance -- 2.5%
General Electric Capital Corporation    6.500%         12/10/07           $  820        $   851
Merrill Lynch & Co., Inc.               6.000%         11/15/04              700            719
                                                                                        -------
                                                                                          1,570
                                                                                        -------
Consumer Services -- 1.3%
Procter & Gamble Company                6.600%         12/15/04              800            843
                                                                                        -------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Electronics (Semiconductors) -- 1.4%
Analog Devices Incorporated             4.750%         10/1/05               900        $   850
                                                                                        -------
Entertainment -- 1.1%
The Walt Disney Company                 5.125%         12/15/03              700            708
                                                                                        -------
Finance -- 0.9%
General Motors Acceptance Corporation   5.750%         11/10/03              550            553
                                                                                        -------
Food -- 2.4%
Kroger Co.                              6.750%         4/15/12               700            695
Unilever Capital Corporation            6.875%         11/1/05               750            789
                                                                                        -------
                                                                                          1,484
                                                                                        -------
Hotels, Restaurants and Leisure -- 1.5%
Hilton Hotels Corp                      5.000%         5/15/06             1,000            945
                                                                                        -------
Machinery -- 0.5%
Caterpillar Financial Services          6.090%          3/1/04               325            333
                                                                                        -------
Media -- 2.6%
AOL Time Warner Inc., Cv.               0.000%         12/6/19             1,800            956(B)
Tribune Company                         6.500%         7/30/04               700            710
                                                                                        -------
                                                                                          1,666
                                                                                        -------
Oil (Domestic Integrated) -- 1.2%
Conoco Inc.                             5.900%         4/15/04               750            768
                                                                                        -------
Railroads -- 2.1%
Union Pacific Corporation               6.340%         11/25/03              550            567
Union Pacific Corporation               6.625%          2/1/08               750            764
                                                                                        -------
                                                                                          1,331
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $10,914)                                                            11,051
-----------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 14.2%

Fixed-Rate Securities -- 10.0%
Fannie Mae                              6.500%         8/15/04               700        $   736
Fannie Mae                              6.770%          9/1/05               375            397
Fannie Mae                              7.125%         2/15/05               375            401
Federal Farm Credit Bank                5.000%         5/10/04               400            407
Federal Home Loan Mortgage Corporation  4.125%          2/4/05               600            594
United States Treasury Notes            5.000%         8/15/11               550            532
United States Treasury Notes            5.250%         5/15/04             1,000          1,030
United States Treasury Notes            5.875%         2/15/04               200            208
United States Treasury Notes            6.000%         8/15/09               500            520
United States Treasury Notes            6.500%         5/15/05               430            457
United States Treasury Notes            6.500%         10/15/06            1,000          1,065
                                                                                        -------
                                                                                          6,347
                                                                                        -------
Inflation-Indexed Securities -- 1.6%
United States Treasury Notes            3.375%         1/15/12               997          1,001(C)
                                                                                        -------
Stripped Securities -- 2.6%
United States Treasury STRIPS           0.000%         8/15/05               550            471(D)
United States Treasury STRIPS           0.000%         11/15/08              975            687(D)
United States Treasury STRIPS           0.000%         2/15/14             1,000            490(D)
                                                                                        -------
                                                                                          1,648
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified
 Cost -- $8,943)                                                                          8,996
-----------------------------------------------------------------------------------------------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.5%

Fixed-Rate Securities -- 6.5%
Government National Mortgage
 Association                            6.000%    8/15/28 to 3/15/31       1,939        $ 1,888
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31       2,149          2,193
                                                                                        -------
Total U.S. Government Agency Mortgage-
 Backed Securities (Identified Cost -- $4,105)                                            4,081
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 1.2%

Paper and Forest Products -- 1.2%
International Paper Capital Trust, Cv.  5.250%                                17shs         783
                                                                                        -------
Total Preferred Stocks (Identified
 Cost -- $770)                                                                              783
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.8%

State Street Bank & Trust Company
 0.65%, dated 3/28/02, to be repurchased at $1,128 on 4/1/02
 (Collateral: $1,115 Fannie Mae mortgage-backed securities, 5%, due
 2/14/03, value $1,152)                                                   $1,128          1,128
                                                                                        -------
Total Repurchase Agreements (Identified Cost -- $1,128)                                   1,128
-----------------------------------------------------------------------------------------------
Total Investments -- 100.8% (Identified Cost -- $57,655)                                 63,665
Other Assets Less Liabilities -- (0.8)%                                                    (503)
                                                                                        -------

NET ASSETS -- 100.00%                                                                   $63,162
                                                                                        =======

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued


-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 3,308 Primary Class shares outstanding                                                 $37,203
 2,414 Financial Intermediary Class shares outstanding                                   18,381
    36 Institutional Class shares outstanding                                               930
Undistributed net investment income/(loss)                                                  245
Accumulated net realized gain/(loss) on investments                                         393
Unrealized appreciation/(depreciation) of investments                                     6,010
                                                                                        -------

NET ASSETS                                                                              $63,162
                                                                                        =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                           $10.97
                                                                                        =======
 FINANCIAL INTERMEDIARY CLASS                                                            $10.96
                                                                                        =======
 INSTITUTIONAL CLASS                                                                     $10.98
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(C) U.S. Treasury Inflation-Indexed Securities -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(D) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This security is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
March 31, 2002
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.3%

Auto and Transportation -- 5.5%
 Air Transport -- 1.4%
 Air Methods Corporation                                             5          $     39(A)
 AirNet Systems, Inc.                                               12               126(A)
 AirTran Holdings, Inc.                                             64               385(A)
 Atlas Air Worldwide Holdings, Inc.                                 36               477(A)
 Aviall, Inc.                                                       22               201(A)
 Frontier Airlines, Inc.                                            35               645(A)
 Mercury Air Group, Inc.                                             8                34(A)
 Mesaba Holdings, Inc.                                               1                12(A)
 Offshore Logistics, Inc.                                           30               651(A)
                                                                                --------
                                                                                   2,570
                                                                                --------
 Auto Parts (After Market) -- 0.2%
 Monro Muffler Brake, Inc.                                           5                91(A)
 TBC Corporation                                                    15               210(A)
                                                                                --------
                                                                                     301
                                                                                --------
 Auto Parts (Original Equipment) -- 1.2%
 ArvinMeritor, Inc.                                                 21               594
 Bandag, Incorporated - Class A                                      4               119
 BorgWarner, Inc.                                                    4               233
 Dura Automotive Systems, Inc.                                      20               388(A)
 R & B, Inc.                                                         6                47(A)
 Tower Automotive, Inc.                                             58               807(A)
                                                                                --------
                                                                                   2,188
                                                                                --------
 Automobiles -- N.M.
 Collins Industries, Inc.                                            9                35
                                                                                --------
 Railroad Equipment -- 0.2%
 The Greenbrier Companies, Inc.                                     12                82
 The Lamson & Sessions Co.                                          18               102(A)
 Wabtec Corporation                                                 18               276
                                                                                --------
                                                                                     460
                                                                                --------
 Railroads -- 0.1%
 Genesee & Wyoming Inc.                                              7               155(A)
                                                                                --------
 Recreational Vehicles and Boats -- N.M.
 Arctic Cat, Inc.                                                    5               103
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Auto and Transportation -- Continued
 Shipping -- 0.6%
 Overseas Shipholding Group, Inc.                                   47          $  1,149
                                                                                --------
 Tires and Rubber -- 0.6%
 Bandag, Incorporated                                                4               136
 Cooper Tire & Rubber Company                                       42               911
                                                                                --------
                                                                                   1,047
                                                                                --------
 Transportation -- 0.1%
 Oglebay Norton Company                                              3                33
 Todd Shipyards Corporation                                          8                84(A)
                                                                                --------
                                                                                     117
                                                                                --------
 Trucking -- 1.0%
 Arkansas Best Corporation                                          14               395(A)
 Old Dominion Freight Line, Inc.                                     5                73(A)
 P.A.M. Transportation Services, Inc.                                6               157(A)
 Roadway Express, Inc.                                              14               503
 USFreightways Corporation                                          20               698
 Yellow Corporation                                                  5               119(A)
                                                                                --------
                                                                                   1,945
                                                                                --------
 Trucks and Parts -- 0.1%
 Spartan Motors, Inc.                                               11                84
 Supreme Industries, Inc.                                           11                66(A)
                                                                                --------
                                                                                     150
                                                                                --------
Consumer Discretionary -- 21.9%
 Banks -- N.M.
 Mid-State Bancshares                                                4                69
                                                                                --------
 Casinos and Gambling -- 0.5%
 Aztar Corporation                                                  12               271(A)
 Isle of Capri Casinos, Inc.                                        36               659(A)
 Lakes Gaming, Inc.                                                  8                53(A)
                                                                                --------
                                                                                     983
                                                                                --------
 Commercial Services and Supplies -- 1.0%
 Ambassadors Group, Inc.                                            11               145(A)
 Ambassadors International, Inc.                                    11                90(A)
 CDI Corp.                                                           7               168(A)
 Charles River Associates Incorporated                               4                62(A)
 Encompass Services Corporation                                     83               147(A)
 Midas, Inc.                                                        21               292(A)
 Navigant International, Inc.                                        9               136(A)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Commercial Services and Supplies -- Continued
 RemedyTemp, Inc.                                                   10          $    150(A)
 Spherion Corporation                                               45               497(A)
 The Source Information Management Company                           8                39(A)
 Waste Holdings, Inc.                                                9                59(A)
                                                                                --------
                                                                                   1,785
                                                                                --------
 Consumer Electronics -- N.M.
 Brightpoint, Inc.                                                  42                38(A)
 LoJack Corporation                                                  6                31(A)
                                                                                --------
                                                                                      69
                                                                                --------
 Consumer Products -- 1.5%
 American Greetings Corporation                                     76             1,381
 Herbalife International, Inc.                                      17               245
 The Boyds Collection, Ltd.                                         82               535(A)
 The L. S. Starrett Company                                          3                68
 The Topps Company, Inc.                                            39               370(A)
 The Toro Company                                                    5               280
                                                                                --------
                                                                                   2,879
                                                                                --------
 Cosmetics -- 0.2%
 Nu Skin Enterprises, Inc.                                          43               463
                                                                                --------
 Entertainment -- N.M.
 Laser-Pacific Media Corporation                                     9                20(A)
                                                                                --------
 Funeral Parlors and Cemeteries -- 0.4%
 Stewart Enterprises, Inc.                                         132               789(A)
                                                                                --------
 Hotels and Motels -- 0.3%
 Prime Hospitality Corp.                                            50               654(A)
                                                                                --------
 Household Furnishings and Appliances -- 1.2%
 Bush Industries, Inc.                                              13               170
 Chromcraft Revington, Inc.                                         11               140(A)
 Department 56, Inc.                                                18               252(A)
 Falcon Products, Inc.                                               3                21
 Furniture Brands International, Inc.                                7               259(A)
 Haverty Furniture Companies, Inc.                                  10               175
 Koss Corporation                                                    5                66

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Household Furnishings and Appliances -- Continued
 Libbey Inc.                                                        18          $    705
 Rockford Corporation                                                8                77
 Salton, Inc.                                                       15               300
                                                                                --------
                                                                                   2,165
                                                                                --------
 Household Products -- 0.6%
 Acuity Brands, Inc.                                                13               220
 Boston Acoustics, Inc.                                              4                40
 Fedders Corporation                                                17                50
 Q.E.P. Co., Inc.                                                    3                11(A)
 REX Stores Corporation                                             12               225(A)
 Royal Appliance Mfg. Co.                                           19               102(A)
 Strattec Security Corporation                                       6               261(A)
 Water Pik Technologies, Inc.                                       17               170
                                                                                --------
                                                                                   1,079
                                                                                --------
 Internet and Catalog Retail -- 0.1%
 1-800 CONTACTS, INC.                                               15               156(A)
                                                                                --------
 Jewelry, Watches and Gems -- 0.3%
 Friedman's, Inc.                                                   24               254
 Movado Group, Inc.                                                 11               248
                                                                                --------
                                                                                     502
                                                                                --------
 Leisure Time -- 1.0%
 Bally Total Fitness Holding Corporation                            40               876(A)
 Brass Eagle Inc.                                                   10                47(A)
 Equity Marketing, Inc.                                              5                66(A)
 Huffy Corporation                                                  13                90(A)
 Johnson Outdoors Inc.                                              10                94(A)
 K2 Inc.                                                            11                73(A)
 ResortQuest International, Inc.                                    19               142(A)
 Steinway Musical Instruments, Inc.                                 11               210(A)
 Trendwest Resorts, Inc.                                            12               297(A)
                                                                                --------
                                                                                   1,895
                                                                                --------
 Photography/Imaging -- N.M.
 CPI Corporation                                                     5                87
                                                                                --------
 Printing and Copying Services -- 0.8%
 Cadmus Communications Corporation                                  10               122(A)
 Mail-Well, Inc.                                                    64               399(A)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Printing and Copying Services -- Continued
 Wallace Computer Services, Inc.                                    45          $    911
 Workflow Management, Inc.                                          18               109(A)
                                                                                --------
                                                                                   1,541
                                                                                --------
 Publishing (Miscellaneous) -- 0.2%
 Consolidated Graphics, Inc.                                        12               233(A)
 Courier Corporation                                                 2                88
 Outlook Group Corp.                                                 3                13
                                                                                --------
                                                                                     334
                                                                                --------
 Rental and Lease Services (Consumer) -- 1.4%
 Amerco                                                              5                82(A)
 Correctional Services Corporation                                  13                27
 Dollar Thrifty Automotive Group, Inc.                              27               562(A)
 Exponent, Inc.                                                      8               101(A)
 IntegraMed America, Inc.                                            4                23(A)
 Met-Pro Corporation                                                 7               102
 Opinion Research Corporation                                        5                29(A)
 Radiologix, Inc.                                                   15               181(A)
 Rent-A-Center, Inc.                                                30             1,538(A)
                                                                                --------
                                                                                   2,645
                                                                                --------
 Restaurants -- 0.6%
 Benihana Inc.                                                       3                55(A)
 Dave & Busters, Inc.                                               17               175(A)
 ELXSI Corporation                                                   3                25(A)
 Fresh Choice Incorporated                                           2                 5(A)
 Frisch's Restaurants, Inc.                                          6               116
 Garden Fresh Restaurant Corp.                                       7                63(A)
 Morton's Restaurant Group, Inc.                                     3                39(A)
 Ryan's Family Steak Houses, Inc.                                   30               708(A)
                                                                                --------
                                                                                   1,186
                                                                                --------
 Retail -- 6.2%
 Advanced Auto Parts, Inc.                                           4               170(A)
 Blair Corporation                                                   7               125
 Brookstone, Inc.                                                   11               173(A)
 Brown Shoe Company, Inc.                                           25               477
 Burlington Coat Factory Warehouse Corporation                      57             1,103
 Central Garden & Pet Company                                       22               229(A)
 CSK Auto Corporation                                               37               347(A)
 Duckwall-ALCO Stores, Inc.                                          4                49(A)
 Finlay Enterprises, Inc.                                           13               161(A)
 First Cash, Inc.                                                    7                61(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Retail -- Continued
 Gadzooks, Inc.                                                      3          $     45(A)
 Genesco Inc.                                                       14               394(A)
 Global Imaging Systems, Inc.                                        1                11(A)
 Gottschalks Inc.                                                    9                31(A)
 Handleman Company                                                  37               378(A)
 Jos. A. Bank Clothiers, Inc.                                        8               110(A)
 Lawson Products, Inc.                                               6               167
 Lithia Motors, Inc.                                                11               282(A)
 MarineMax, Inc.                                                    20               236(A)
 Marsh Supermarkets, Inc.                                            3                52
 Payless ShoeSource, Inc.                                           26             1,581(A)
 PC Connection, Inc.                                                 2                24(A)
 Pier 1 Imports, Inc.                                               21               437
 Rush Enterprises, Inc.                                              5                32(A)
 Russ Berrie and Company, Inc.                                       5               164
 S&K Famous Brands, Inc.                                             3                35(A)
 Sharper Image Corporation                                           5                81(A)
 ShopKo Stores, Inc.                                                34               606(A)
 Software Spectrum, Inc.                                             4                71(A)
 Spiegel, Inc.                                                       4                 6
 Stein Mart, Inc.                                                   41               407(A)
 Tandy Brands Accessories, Inc.                                      6                54(A)
 The Bon-Ton Stores, Inc.                                           18                72(A)
 The Buckle, Inc.                                                   21               507(A)
 The Cato Corporation                                               22               497
 The Dress Barn, Inc.                                                7               198(A)
 Tractor Supply Company                                              3               138(A)
 Trans World Entertainment Corporation                              15               126(A)
 United Auto Group, Inc.                                            11               241(A)
 Wilsons The Leather Experts Inc.                                   20               239(A)
 Zale Corporation                                                   40             1,616(A)
                                                                                --------
                                                                                  11,733
                                                                                --------
 Services (Commercial and Consumer) -- 0.8%
 Carriage Services, Inc.                                            26               129(A)
 Cornell Companies, Inc.                                            14               151(A)
 Factual Data Corp.                                                  5                43(A)
 Magellan Health Services, Inc.                                     48               275(A)
 Sunrise Assisted Living, Inc.                                      30               826(A)
                                                                                --------
                                                                                   1,424
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Shoes -- 1.7%
 Deckers Outdoor Corporation                                        12          $     63(A)
 Kenneth Cole Productions, Inc.                                     15               297(A)
 Maxwell Shoe Company Inc.                                          12               198(A)
 Saucony, Inc.                                                       1                 8(A)
 Shoe Carnival, Inc.                                                 4                67(A)
 Skechers U.S.A., Inc.                                              21               395(A)
 Steven Madden, Ltd.                                                13               222(A)
 The Stride Rite Corporation                                        28               227
 The Timberland Company                                             43             1,800(A)
                                                                                --------
                                                                                   3,277
                                                                                --------
 Textiles (Apparel) -- 2.2%
 G-III Apparel Group, Ltd.                                           6                47(A)
 Garan, Incorporated                                                 4               199
 Gerber Childrenswear, Inc.                                          8                63(A)
 Haggar Corp.                                                        6                68
 Kellwood Company                                                   26               619
 Nautica Enterprises, Inc.                                          46               700(A)
 OshKosh B'Gosh, Inc.                                                7               300
 Oxford Industries, Inc.                                             9               227
 Perry Ellis International, Inc.                                     9                79(A)
 Phillips-Van Heusen Corporation                                    36               504
 Quiksilver, Inc.                                                   25               547(A)
 Raven Industries, Inc.                                              5               124
 Russell Corporation                                                24               359
 Superior Uniform Group Inc.                                         8                89
 Tropical Sportswear Int'l Corporation                               8               190(A)
                                                                                --------
                                                                                   4,115
                                                                                --------
 Textiles (Home Furnishings) -- 0.2%
 Mohawk Industries, Inc.                                             5               293(A)
                                                                                --------
 Toys -- 0.1%
 JAKKS Pacific, Inc.                                                13               287(A)
                                                                                --------
 Wholesalers -- 0.6%
 Daisytek International Corporation                                  3                43(A)
 United Stationers Inc.                                             29             1,109(A)
                                                                                --------
                                                                                   1,152
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Staples -- 2.2%
 Food -- 0.6%
 Del Monte Foods Company                                            63          $    611(A)
 John B. Sanfilippo & Son, Inc.                                      8                45(A)
 Nature's Sunshine Products, Inc.                                   20               219
 Pilgrim's Pride Corporation                                         7                94
 Pilgrim's Pride Corporation - Class A                              19               200
 Sylvan, Inc.                                                        3                33(A)
                                                                                --------
                                                                                   1,202
                                                                                --------
 Food and Drug Retailing -- 0.4%
 Allou Health & Beauty Care, Inc.                                    5                29(A)
 7-Eleven, Inc.                                                     39               437(A)
 Spartan Stores, Inc.                                               28               207(A)
                                                                                --------
                                                                                     673
                                                                                --------
 Tobacco -- 1.2%
 DIMON Incorporated                                                 67               463
 Schweitzer-Mauduit International, Inc.                             20               504
 Standard Commercial Corporation                                    13               242
 Universal Corporation                                              27             1,075
                                                                                --------
                                                                                   2,284
                                                                                --------
Energy -- 13.2%
 Energy (Miscellaneous) -- 1.3%
 Howell Corporation                                                  6                72
 Matrix Service Company                                             11                93(A)
 Penn Virginia Corporation                                          12               490
 Tesoro Petroleum Corporation                                       86             1,201(A)
 TETRA Technologies, Inc.                                           17               491(A)
 World Fuel Services Corporation                                     9               166
                                                                                --------
                                                                                   2,513
                                                                                --------
 Machinery (Oil Well Equipment) -- 3.0%
 AZZ Incorporated                                                    7               129
 Hanover Compressor Company                                        109             1,964(A)
 Horizon Offshore, Inc.                                             28               330(A)
 Key Energy Services, Inc.                                         142             1,521(A)
 Lufkin Industries, Inc.                                             7               181
 Patterson-UTI Energy, Inc.                                          5               152(A)
 Petroleum Development Corporation                                  22               143(A)
 SEACOR Smit Inc.                                                    1                55(A)
 Seitel, Inc.                                                       34               306(A)
 TMBR/Sharp Drilling, Inc.                                           6                90
 W-H Energy Services, Inc.                                          36               769(A)
                                                                                --------
                                                                                   5,640
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- Continued
 Oil and Gas (Exploration and Production) -- 8.9%
 Berry Petroleum Company                                            26          $    397
 Cabot Oil & Gas Corporation                                        38               938
 Callon Petroleum Company                                           21               163(A)
 Carrizo Oil & Gas, Inc.                                            17                93(A)
 Chesapeake Energy Corporation                                     227             1,759(A)
 Clayton Williams Energy, Inc.                                       8                98(A)
 Comstock Resources, Inc.                                           38               291(A)
 Edge Petroleum Corporation                                         13                69(A)
 Equity Oil Company                                                 14                27(A)
 Forest Oil Corporation                                             62             1,842(A)
 Grey Wolf, Inc.                                                   241               954(A)
 Key Production Company, Inc.                                       15               286(A)
 Magnum Hunter Resources, Inc.                                      41               316(A)
 Mission Resources Corporation                                      31                94(A)
 Parallel Petroleum Corporation                                     11                38(A)
 PetroCorp Incorporated                                             13               125(A)
 Pogo Producing Company                                             54             1,715
 Pure Resources, Inc.                                               44             1,003(A)
 Range Resources Corporation                                        72               373(A)
 Royale Energy, Inc.                                                 2                25(A)
 Stone Energy Corporation                                           36             1,399(A)
 Swift Energy Company                                               34               674(A)
 The Houston Exploration Company                                    37             1,131(A)
 The Meridian Resource Corporation                                  66               325(A)
 3TEC Energy Corporation                                            22               373(A)
 Unit Corporation                                                   50               916(A)
 Vintage Petroleum, Inc.                                            87             1,280
                                                                                --------
                                                                                  16,704
                                                                                --------
Financials -- 18.0%
 Banks -- 5.5%
 ABC Bancorp                                                         6                83
 Allegiant Bancorp, Inc.                                            12               213
 AmericanWest Bancorporation                                         4                53(A)
 AmeriServ Financial, Inc.                                          10                50
 Arrow Financial Corporation                                         3                91
 Bank of the Ozarks, Inc.                                            3                95
 Banner Corporation                                                 14               310
 Camco Financial Corporation                                         9               120
 Camden National Corporation                                         9               204
 Capital Crossing Bank                                               7               144(A)
 Capitol Bancorp Ltd.                                               11               176
 CCBT Financial Companies Inc.                                      10               268

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Banks -- Continued
 Centennial Bancorp                                                 28          $    225(A)
 Columbia Bancorp                                                    2                27
 Community Bank System, Inc.                                        15               461
 Community Trust Bancorp, Inc.                                      10               267
 Corrus Bankshares, Inc.                                            20               932
 CPB Inc.                                                            4               120
 First Citizens Bancshares Inc.                                     11             1,081
 First Essex Bancorp, Inc.                                           2                67
 First Mutual Bancshares, Inc.                                       5                62
 First National Corporation                                          4               105
 First Oak Brook Bancshares, Inc.                                    2                50
 1st Source Corporation                                             16               381
 GBC Bancorp                                                        11               368
 Gold Banc Corporation, Inc.                                        19               171
 Granite State Bankshares, Inc.                                      6               152
 Heritage Commerce Corp                                             13               104(A)
 Horizon Financial Corp.                                             9               119
 International Bancshares Corporation                                8               331
 Irwin Financial Corporation                                        37               685
 MASSBANK Corp.                                                      2                92
 Merchants Bancshares, Inc.                                          4               118
 North Valley Bancorp                                                6               105
 Peoples Bancorp Inc.                                                4                86
 Republic Bancorp, Inc.                                              4                37
 Republic First Bancorp, Inc.                                        8                49(A)
 Silicon Valley Bancshares                                          31               932(A)
 Simmons First National Corporation                                  4               137
 Southwest Bancorp, Inc.                                             5               107
 Superior Financial Corp.                                           12               202
 The Trust Company of New Jersey                                    12               274
 Three Rivers Bancorp, Inc.                                          5                72
 UMB Financial Corporation                                           6               253
 Unizan Financial Corp.                                              4                74
 Vail Banks, Inc.                                                    8                97
 Yardville National Bancorp                                         10               129
                                                                                --------
                                                                                  10,279
                                                                                --------
 Brokerage -- 1.6%
 Advanta Corp.                                                      12               154
 First American Corporation                                         94             2,007
 NCO Group, Inc.                                                    28               772(A)
                                                                                --------
                                                                                   2,933
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Diversified Financials -- 0.4%
 American Business Financial Services, Inc.                          3          $     31
 American Home Mortgage Holdings, Inc.                              13               201
 DeWolfe Companies, Inc.                                             2                45
 Interstate National Dealer Services, Inc.                           3                16(A)
 Matrix Bancorp, Inc.                                                8                88(A)
 Onyx Acceptance Corporation                                         7                35(A)
 Pacific Crest Capital, Inc.                                         2                49
 Resource America, Inc.                                             20               217
                                                                                --------
                                                                                     682
                                                                                --------
 Finance Companies -- 0.1%
 Credit Acceptance Corporation                                       5                52(A)
 World Acceptance Corporation                                       23               158(A)
                                                                                --------
                                                                                     210
                                                                                --------
 Financial Data (Products and Services) -- 0.3%
 Actrade Financial Technologies, Ltd.                               11               167(A)
 CompuCredit Corporation                                            51               291(A)
 John H. Harland Company                                             7               204
                                                                                --------
                                                                                     662
                                                                                --------
 Financial (Miscellaneous) -- 2.2%
 American Shared Hospital Services                                   3                11
 First United Corporation                                            2                37
 Kennedy-Wilson Incorporated                                         3                18(A)
 LandAmerica Financial Group, Inc.                                  26               887
 Metris Companies Inc.                                              79             1,572
 New Century Financial Corporation                                  28               642
 Stewart Information Services Corporation                           23               460(A)
 Union Acceptance Corporation                                       32               194(A)
 WSFS Financial Corporation                                         13               226
                                                                                --------
                                                                                   4,047
                                                                                --------
 Insurance (Life/Health) -- 1.5%
 AmerUs Group Co.                                                   35             1,346
 Ceres Group, Inc.                                                  45               202(A)
 Cotton States Life Insurance Company                                8                80
 Delphi Financial Group, Inc.                                        6               254
 Financial Industries Corporation                                   13               183
 National Western Life Insurance Company                             4               446(A)
 Penn Treaty American Corporation                                   22               126(A)
 Standard Management Corporation                                    10                53(A)
 Universal American Financial Corp.                                 12                82(A)
                                                                                --------
                                                                                   2,772
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Insurance (Multi-Line) -- 0.2%
 FBL Financial Group, Inc.                                          23          $    422
 Trover Solutions, Inc.                                             13                77(A)
                                                                                --------
                                                                                     499
                                                                                --------
 Insurance (Property/Casualty) -- 1.1%
 Bancinsurance Corporation                                           2                12
 Donegal Group Inc. - Class A                                        4                39
 Donegal Group Inc. - Class B                                        2                26
 State Auto Financial Corporation                                    3                43
 The Commerce Group, Inc.                                           47             1,799
 The Midland Company                                                 5               230
                                                                                --------
                                                                                   2,149
                                                                                --------
 Investment Management -- 0.1%
 Cherokee Inc.                                                      11               162(A)
                                                                                --------
 Rental and Lease Services (Commercial) -- 0.7%
 California First National Bancorp                                   6                70
 Interpool, Inc.                                                    26               484
 McGrath Rentcorp                                                   10               320
 MicroFinancial Incorporated                                        17               142
 United Rentals, Inc.                                                9               253(A)
                                                                                --------
                                                                                   1,269
                                                                                --------
 Savings and Loan Companies -- 4.3%
 Abington Bancorp, Inc.                                              1                20
 Alliance Bancorp of New England, Inc.                               1                14
 BostonFed Bancorp, Inc.                                             6               152
 Coastal Bancorp, Inc.                                               8               277
 Columbia Banking System, Inc.                                      18               233(A)
 Dime Community Bancshares                                           3                88
 Downey Financial Corp.                                             30             1,386
 Fidelity Bancorp, Inc.                                              1                17
 First Bell Bancorp, Inc.                                            6                86
 First Defiance Financial Corp.                                      9               160
 First Federal Capital Corp                                         28               526
 First Indiana Corporation                                          19               360
 FIRSTFED AMERICA BANCORP, INC.                                      9               206
 FirstFed Financial Corp.                                           24               622(A)
 Flagstar Bancorp, Inc.                                             14               328
 GA Financial, Inc.                                                  4                62
 Hawthorne Financial Corporation                                     4               105(A)
 HMN Financial, Inc.                                                 5                72

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Savings and Loan Companies -- Continued
 IBERIABANK Corporation                                              5          $    163
 ITLA Capital Corporation                                            7               181(A)
 Jacksonville Bancorp, Inc.                                          2                37
 Local Financial Corporation                                        28               445(A)
 MAF Bancorp, Inc.                                                   5               173
 North Central Bancshares, Inc.                                      1                26
 Parkvale Financial Corporation                                      6               151
 PennFed Financial Services, Inc.                                    3                76
 PFF Bancorp, Inc.                                                  13               399
 St. Francis Capital Corporation                                    13               303
 Sterling Financial Corporation                                     11               258(A)
 Timberland Bancorp, Inc.                                            5                82
 Warren Bancorp, Inc.                                                8                90
 Westcorp                                                           43               947
                                                                                --------
                                                                                   8,045
                                                                                --------
Health Care -- 1.1%
 Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
 Chattem, Inc.                                                       4                94(A)
 Nutraceutical International Corporation                             3                20(A)
 USANA, Inc.                                                         3                 4(A)
                                                                                --------
                                                                                     118
                                                                                --------
 Health Care Facilities -- 0.1%
 Prime Medical Services, Inc.                                       22               164(A)
                                                                                --------
 Health Care (Managed Care) -- 0.6%
 DVI, Inc.                                                          19               344(A)
 Horizon Health Corporation                                          5                81(A)
 PacifiCare Health Systems, Inc.                                    44               761(A)
                                                                                --------
                                                                                   1,186
                                                                                --------
 Medical and Dental Instruments and Supplies -- 0.3%
 Rehabilicare Inc.                                                   2                12(A)
 Sola International Inc.                                            34               500(A)
 Utah Medical Products, Inc.                                         1                16(A)
                                                                                --------
                                                                                     528
                                                                                --------
Industrials -- 0.1%
 Electrical Equipment -- 0.1%
 Manufacturers' Services Limited                                    37               193(A)
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- 3.0%
 Communications Equipment -- 0.2%
 Bel Fuse Inc.                                                       5          $    127
 Blonder Tongue Laboratories, Inc.                                   1                 5(A)
 Channell Commercial Corporation                                     5                30(A)
 Cognitronics Corporation                                            5                18(A)
 Digital Lightwave, Inc.                                            20               123(A)
 XETA Technologies Inc.                                             11                72(A)
                                                                                --------
                                                                                     375
                                                                                --------
 Computers (Software/Services) -- 0.6%
 Deltek Systems, Inc.                                               14                93(A)
 ePlus inc.                                                         14               136(A)
 GameTech International, Inc.                                        7                33(A)
 Group 1 Software, Inc.                                              8               114(A)
 GTSI Corp.                                                         11                97(A)
 Innodata Corporation                                               14                35(A)
 Manchester Technologies, Inc.                                       8                20(A)
 Pomeroy Computer Resources, Inc.                                   18               266(A)
 TSR, Inc.                                                           4                23(A)
 Zomax Incorporated                                                 28               207(A)
                                                                                --------
                                                                                   1,024
                                                                                --------
 Computer Technology -- 0.3%
 CompuCom Systems, Inc.                                             57               185(A)
 Iomega Corporation                                                 29               258(A)
 Radyne ComStream Inc.                                              11                55(A)
 Rimage Corporation                                                  1                 8(A)
                                                                                --------
                                                                                     506
                                                                                --------
 Electronics -- 1.4%
 Black Box Corporation                                              23             1,128(A)
 Cobra Electronics Corporation                                       8                61(A)
 Dataram Corporation                                                 9                71(A)
 K-Tron International, Inc.                                          3                38(A)
 Nu Horizons Electronics Corp.                                      21               211(A)
 Pioneer-Standard Electronics, Inc.                                 38               538
 Refac                                                               3                 8(A)
 Richardson Electronics, Ltd.                                       13               159
 Spectrum Control, Inc.                                             16               105(A)
 Vishay Intertechnology, Inc.                                       18               368(A)
                                                                                --------
                                                                                   2,687
                                                                                --------
 Electronics (Component Distributors) -- N.M.
 Innotrac Corporation                                               19                82(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 Electronics (Semiconductors) -- 0.4%
 Diodes Incorporated                                                12          $     96(A)
 Merix Corporation                                                  12               215(A)
 Silicon Storage Technology, Inc.                                   38               400(A)
                                                                                --------
                                                                                     711
                                                                                --------
 Electronics (Technology) -- 0.1%
 Innovative Solutions and Support, Inc.                             16               154(A)
                                                                                --------
Integrated Oils -- 0.2%
 Oil (Domestic Integrated) -- 0.2%
 Giant Industries, Inc.                                             12               122(A)
 Holly Corporation                                                  12               230
                                                                                --------
                                                                                     352
                                                                                --------
Materials -- 12.5%
 Agriculture (Fish and Ranch) -- 0.1%
 Ag Services of America, Inc.                                        6                87(A)
 The Anderson's Inc.                                                 7                72
                                                                                --------
                                                                                     159
                                                                                --------
 Building Materials -- 0.9%
 Ameron International Corporation                                    3               187
 Bairnco Corporation                                                10                56
 Building Materials Holding Corporation                             18               259(A)
 Butler Manufacturing Company                                        7               196
 NCI Building Systems, Inc.                                         21               466(A)
 Nortek, Inc.                                                       14               515(A)
                                                                                --------
                                                                                   1,679
                                                                                --------
 Building (Air Conditioning) -- 0.7%
 York International Corporation                                     38             1,357
                                                                                --------
 Building (Cement) -- 0.4%
 Centex Construction Products, Inc.                                 13               505
 U. S. Concrete, Inc.                                               30               197(A)
                                                                                --------
                                                                                     702
                                                                                --------
 Building (Miscellaneous) -- 0.1%
 Comfort Systems USA, Inc.                                          30               125(A)
                                                                                --------
 Chemicals -- 1.7%
 Aceto Corporation                                                   8                88
 American Vanguard Corporation                                       1                27

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Materials -- Continued
 Chemicals -- Continued
 Associated Materials Incorporated                                   1          $     51
 Cytec Industries Inc.                                              43             1,296(A)
 International Specialty Products Inc.                              19               185(A)
 NL Industries, Inc.                                                62             1,032
 Northern Technologies International Corporation                     2                10(A)
 Quaker Chemical Corporation                                        10               229
 Stepan Company                                                      7               196
                                                                                --------
                                                                                   3,114
                                                                                --------
 Construction and Building Materials -- 0.2%
 Modtech Holdings, Inc.                                             19               206(A)
 Perini Corporation                                                 17                96(A)
                                                                                --------
                                                                                     302
                                                                                --------
 Consumer Products -- N.M.
 CSS Industries, Inc.                                                2                78(A)
                                                                                --------
 Containers and Packaging (Metal and Glass) -- 0.4%
 Greif Bros. Corporation                                            10               353
 Silgan Holdings Inc.                                               15               502(A)
                                                                                --------
                                                                                     855
                                                                                --------
 Containers and Packaging (Paper and Plastic) -- 0.1%
 Astronics Corporation                                               7                63(A)
 Myers Industries, Inc.                                              7               104
                                                                                --------
                                                                                     167
                                                                                --------
 Copper -- 0.1%
 Mueller Industries Inc.                                             7               255(A)
                                                                                --------
 Electrical Equipment -- N.M.
 SLI, Inc.                                                           7                19
                                                                                --------
 Engineering and Contracting Services -- 1.3%
 Dycom Industries, Inc.                                             46               692(A)
 Intergrated Electrical Services, Inc.                              51               256(A)
 Quanta Services, Inc.                                              65             1,121(A)
 Schuff International Inc.                                           9                24(A)
 The Keith Companies, Inc.                                           9               112(A)
 URS Corporation                                                     5               149(A)
                                                                                --------
                                                                                   2,354
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Materials -- Continued
 Forest Products/Paper -- 0.3%
 Baltek Corporation                                                  1          $      4(A)
 Universal Forest Products, Inc.                                    23               554
                                                                                --------
                                                                                     558
                                                                                --------
 Forms and Bulk Printing Services -- 0.4%
 Ennis Business Forms, Inc.                                         23               275
 New England Business Service, Inc.                                 16               413
                                                                                --------
                                                                                     688
                                                                                --------
 Hardware and Tools -- N.M.
 CompX International Inc.                                            5                63
                                                                                --------
 Metal Fabricating -- 3.7%
 Ampco-Pittsburgh Corporation                                       12               134
 BMC Industries, Inc.                                               23                38
 Chase Industries, Inc.                                             18               198(A)
 Commercial Metals Company                                          11               462
 Knape & Vogt Manufacturing Company                                  2                28
 Lone Star Technologies, Inc.                                       27               620(A)
 Maverick Tube Corporation                                          47               765(A)
 Penn Engineering & Manufacturing Corp.                             14               270
 Penn Engineering & Manufacturing Corp. - Class A                    9               157
 Precision Castparts Corp.                                          55             1,955
 Quanex Corporation                                                 11               405
 Roanoke Electric Steel Corporation                                  1                12
 SIFCO Industries, Inc.                                              6                35(A)
 SPS Technologies, Inc.                                             18               763(A)
 Synalloy Corporation                                                2                 7
 The Eastern Company                                                 4                69
 The Shaw Group Inc.                                                33               916(A)
 Wolverine Tube, Inc.                                               18               160(A)
                                                                                --------
                                                                                   6,994
                                                                                --------
 Metals and Minerals -- 0.6%
 Stillwater Mining Company                                          60             1,125(A)
                                                                                --------
 Miscellaneous Materials and Products -- N.M.
 USEC Inc.                                                           3                17
                                                                                --------
 Paper -- 0.6%
 Albany International Corp.                                          5               152
 Buckeye Technologies Inc.                                          38               394(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Materials -- Continued
 Paper -- Continued
 FiberMark, Inc.                                                     5          $     32(A)
 Rock-Tenn Company                                                  22               470
                                                                                --------
                                                                                   1,048
                                                                                --------
 Plastics -- 0.1%
 Spartech Corporation                                                6               148
                                                                                --------
 Real Estate -- 0.4%
 Bluegreen Corporation                                               8                38(A)
 Trammell Crow Company                                              44               631(A)
                                                                                --------
                                                                                     669
                                                                                --------
 Steel Products -- 0.3%
 Friedman Industries, Incorporated                                   5                13
 Gibraltar Steel Corporation                                        11               233
 Northwest Pipe Company                                              9               136(A)
 Steel Technologies Inc.                                            13               113
 Universal Stainless & Alloy Products, Inc.                          8                97(A)
                                                                                --------
                                                                                     592
                                                                                --------
 Synthetic Fibers -- 0.1%
 Foamex International Incorporated                                  28               276(A)
                                                                                --------
 Textiles -- N.M.
 Interface, Inc.                                                     4                26
 JPS Industries Inc.                                                 3                14(A)
                                                                                --------
                                                                                      40
                                                                                --------
Miscellaneous -- 1.4%
 Multi-Sector Companies -- 1.4%
 Allied Research Corporation                                         6               149(A)
 CPAC, Inc.                                                          5                31
 GenCorp Inc.                                                       48               748
 Hawkins, Inc.                                                       3                28
 Kaman Corporation                                                  30               507
 Lancaster Colony Corporation                                        9               322
 National Service Industries, Inc.                                   3                35
 RCM Technologies, Inc.                                             14                64(A)
 Walter Industries Inc.                                             61               807
                                                                                --------
                                                                                   2,691
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Producer Durables -- 8.9%
 Aerospace/Defense -- 0.5%
 Ducommun Incorporated                                              13          $    246(A)
 Ladish Co., Inc.                                                   18               200(A)
 Moog Inc.                                                          15               493(A)
                                                                                --------
                                                                                     939
                                                                                --------
 Diversified Telecommunication Services -- 0.9%
 Audiovox Corporation                                               17               123(A)
 Belden Inc.                                                        16               384
 General Cable Corporation                                          45               647
 MasTec, Inc.                                                       62               497(A)
                                                                                --------
                                                                                   1,651
                                                                                --------
 Electrical Equipment -- 1.2%
 All American Semiconductor, Inc.                                    5                18(A)
 American Technical Ceramics Corp.                                  10                92(A)
 Jaco Electronics, Inc.                                              5                34(A)
 M(-)WAVE, Inc.                                                      3                20(A)
 Suntron Corp.                                                       6                51(A)
 Tech/Ops Sevcon, Inc.                                               1                13
 Technitrol, Inc.                                                   31               742
 The Genlyte Group, Inc.                                             2                79(A)
 Triumph Group, Inc.                                                19               757(A)
 WESCO International, Inc.                                          52               364(A)
                                                                                --------
                                                                                   2,170
                                                                                --------
 Electronics (Instrumentation) -- N.M.
 inTEST Corporation                                                  6                32(A)
 Mesa Laboratories, Inc.                                             2                13(A)
                                                                                --------
                                                                                      45
                                                                                --------
 Homebuilding -- 2.0%
 Beazer Homes USA, Inc.                                              6               473(A)
 Crossmann Communities, Inc.                                        11               516
 Dominion Homes, Inc.                                                4                70(A)
 Hovnanian Enterprises, Inc.                                        22               573(A)
 KB HOME                                                             9               377
 M/I Schottenstein Homes, Inc.                                       6               340
 Standard Pacific Corp.                                             23               635
 The Ryland Group, Inc.                                              8               740
                                                                                --------
                                                                                   3,724
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Producer Durables -- Continued
 Identification Control -- 0.4%
 Asyst Technologies, Inc.                                            7          $    124(A)
 C&D Technologies, Inc.                                             34               712
                                                                                --------
                                                                                     836
                                                                                --------
 Machine Tools -- 0.3%
 Lincoln Electric Holdings, Inc.                                    22               628
                                                                                --------
 Machinery (Agriculture) -- N.M.
 Gehl Company                                                        4                53(A)
                                                                                --------
 Machinery (Construction and Handling) -- 1.3%
 NACCO Industries, Inc.                                              5               338
 Stewart & Stevenson Services, Inc.                                 31               600
 Terex Corporation                                                  50             1,135(A)
 The Manitowoc Company, Inc.                                         7               276
                                                                                --------
                                                                                   2,349
                                                                                --------
 Manufacturing (Diversified) -- 0.3%
 Edelbrock Corporation                                               2                31
 Standex International Corporation                                  17               408
 Summa Industries                                                    6                54(A)
 TB Wood's Corporation                                               4                30
                                                                                --------
                                                                                     523
                                                                                --------
 Manufacturing (Specialized) -- 1.2%
 Actuant Corporation                                                 2                69(A)
 Amtech Systems, Inc.                                                2                14(A)
 Candela Corporation                                                 9                50(A)
 Cascade Corporation                                                13               183(A)
 Columbus McKinnon Corporation                                      13               163
 Interlott Technologies, Inc.                                        6                32(A)
 JLG Industries, Inc.                                               54               792
 Milacron Inc.                                                      28               413
 Semitool, Inc.                                                     13               173(A)
 Tecumseh Products Company                                           3               133
 Woodward Governor Company                                           3               213
                                                                                --------
                                                                                   2,235
                                                                                --------
 Miscellaneous Producer Durables -- 0.2%
 BE Aerospace, Inc.                                                 43               426(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Producer Durables -- Continued
 Production Technology Equipment -- 0.6%
 Esterline Technologies Corporation                                 29          $    582(A)
 Rofin-Sinar Technologies, Inc.                                     13               117(A)
 Varian Semiconductor Equipment Associates, Inc.                     8               342(A)
                                                                                --------
                                                                                   1,041
                                                                                --------
Utilities -- 5.3%
 Electric Utilities -- 3.1%
 Avista Corporation                                                 65             1,014
 BayCorp Holdings, Ltd.                                             12               115(A)
 Black Hills Corporation                                            37             1,242
 El Paso Electric Company                                           70             1,089(A)
 Maine Public Service Company                                        1                36
 NorthWestern Corporation                                           33               724
 PNM Resources Inc.                                                 21               635
 Unisource Energy Corporation                                       46               945
                                                                                --------
                                                                                   5,800
                                                                                --------
 Multi-Utilities -- 0.3%
 NUI Corporation                                                    18               443
                                                                                --------
 Utilities (Gas Distributors) -- 1.9%
 Energen Corporation                                                43             1,148
 MarkWest Hydrocarbon, Inc.                                          7                55(A)
 Peoples Energy Corporation                                         49             1,930
 Southwestern Energy Company                                        35               438(A)
                                                                                --------
                                                                                   3,571
                                                                                --------
Total Common Stock and Equity Interests (Identified
 Cost -- $144,506)                                                               175,116
----------------------------------------------------------------------------------------
Warrants -- 0.0%

Financials -- 0.0%
 Financial (Diversified) -- 0.0%
 Imperial Credit Industries, Inc.                                    2                 0(A)
                                                                                --------
Total Warrants (Identified Cost -- $0)                                                 0
----------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- 7.3%

J.P. Morgan Chase & Co.
 1.88%, dated 3/28/02, to be repurchased at $6,842 on
 4/1/02 (Collateral: $6,810 Federal Home Loan Bank notes,
 6.75%, due 8/15/02, value $6,982)                            $  6,840          $  6,840
Morgan Stanley Dean Witter & Co., Inc.
 1.88%, dated 3/28/02, to be repurchased at $6,842 on
 4/1/02 (Collateral: $6,726 Fannie Mae mortgage-backed
 securities, 7.5%, due 12/1/30, value $7,003)                    6,841             6,841
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $13,681)                          13,681
----------------------------------------------------------------------------------------
Total Investments -- 100.6% (Identified Cost -- $158,187)                        188,797
Other Assets Less Liabilities -- (0.6)%                                           (1,067)
                                                                                --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 15,534 Primary Class shares outstanding                      $154,011
    454 Institutional Class shares outstanding                   4,737
Accumulated net realized gain/(loss) on investments             (1,628)
Unrealized appreciation/(depreciation) of investments           30,610
                                                              --------

NET ASSETS -- 100.0%                                                            $187,730
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $11.73
                                                                                ========
 INSTITUTIONAL CLASS                                                              $12.16
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations

Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                               Year Ended 3/31/02
                                                ------------------------------------------------
                                                                                   U.S. Small-
                                                American Leading     Balanced     Capitalization
                                                Companies Trust       Trust        Value Trust
------------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                        $  7,325          $  540          $ 1,152
Interest                                                 132           1,338              188
                                                    --------          ------          -------
     Total investment income                           7,457           1,878            1,340
                                                    --------          ------          -------
Expenses:
Management fee                                         3,818             487              965
Distribution and service fees                          5,015(B)          341(B)         1,110(B)
Audit and legal fees                                      57              39               35
Custodian fee                                            169              91              177
Directors' fees                                           15               8                8
Organization expense                                      --               9                9
Registration fees                                         65              22               23
Reports to shareholders                                  141              40               46
Transfer agent and shareholder servicing
 expense                                                 352(B)           53(B)            90(B)
Other expenses                                           113              65               53
                                                    --------          ------          -------
                                                       9,745           1,155            2,516
     Less fees waived                                     --             (99)            (271)
                                                    --------          ------          -------
     Total expenses, net of waivers                    9,745           1,056            2,245
                                                    --------          ------          -------
NET INVESTMENT INCOME/(LOSS)                          (2,288)            822             (905)
                                                    --------          ------          -------
Net Realized and Unrealized Gain/(Loss) on
 Investments:
Realized gain/(loss) on investments                  (10,292)            443            2,181
Change in unrealized
 appreciation/(depreciation) of investments           (5,401)           (509)          32,110
                                                    --------          ------          -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS                                         (15,693)            (66)          34,291
------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS      $(17,981)         $  756          $33,386
------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $151, $2 and $0, respectively.

(B) See Note 1 to financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                         American Leading
                                          Companies Trust               Balanced Trust
                                    ---------------------------------------------------------
                                            Years Ended                   Years Ended
                                      3/31/02        3/31/01        3/31/02        3/31/01
---------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)          $ (2,288)      $ (1,880)      $   822        $   505
Net realized gain/(loss) on
 investments                           (10,292)           (51)          443          4,261
Change in unrealized appreciation/
 (depreciation) of investments          (5,401)        (1,814)         (509)        (5,952)
---------------------------------------------------------------------------------------------
Change in net assets resulting
 from operations                       (17,981)        (3,745)          756         (1,186)
Distributions to shareholders:
 From net investment income:
     Primary Class                          --             --          (353)          (343)
     Financial Intermediary Class          N/A            N/A          (437)            --
     Institutional Class                    --            N/A            (6)            --
 From net realized gain on
   investments:
     Primary Class                          --           (568)       (2,116)            --
     Financial Intermediary Class          N/A            N/A        (1,727)            --
     Institutional Class                    --            N/A           (19)            --
 In excess of net realized gain on
   investments:
     Primary Class                          --         (1,047)           --             --
     Financial Intermediary Class          N/A            N/A            --            N/A
     Institutional Class                    --            N/A            --            N/A
Change in net assets from Fund
 share transactions:
     Primary Class                     (11,305)       (20,196)        2,478            266
     Financial Intermediary Class          N/A            N/A        (2,772)          (429)
     Institutional Class                  (421)           N/A            86             --
Fund share transactions in
 connection with fund acquisition:
     Primary Class                     307,797             --            --            367
     Financial Intermediary Class          N/A            N/A            --         31,247
     Institutional Class                10,470            N/A            --            324
---------------------------------------------------------------------------------------------
Change in net assets                   288,560        (25,556)       (4,110)        30,246
Net Assets:
Beginning of year                      272,150        297,706        67,272         37,026
---------------------------------------------------------------------------------------------
End of year                           $560,710       $272,150       $63,162        $67,272
---------------------------------------------------------------------------------------------
Undistributed net investment
 income/(loss)                        $     --       $     --       $   245        $   162
---------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

                                                               U.S. Small-Capitalization
                                                                      Value Trust
                                                              ---------------------------
                                                                      Years Ended
                                                                3/31/02        3/31/01
-----------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                    $   (905)      $  (113)
Net realized gain/(loss) on investments                            2,181        (2,518)
Change in unrealized appreciation/
 (depreciation) of investments                                    32,110        12,937
-----------------------------------------------------------------------------------------
Change in net assets resulting from operations                    33,386        10,306
Distributions to shareholders:
 From net investment income:
     Primary Class                                                    --            --
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
 From net realized gain on investments:
     Primary Class                                                    --            --
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
 In excess of net realized gain on investments:
     Primary Class                                                    --            --
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
Change in net assets from Fund
 share transactions:
     Primary Class                                                80,964         1,312
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                           4,040           645
Fund share transactions in connection with fund acquisition:
     Primary Class                                                   N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                             N/A           N/A
-----------------------------------------------------------------------------------------
Change in net assets                                             118,390        12,263
Net Assets:
Beginning of year                                                 69,340        57,077
-----------------------------------------------------------------------------------------
End of year                                                     $187,730       $69,340
-----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                      $     --       $    --
-----------------------------------------------------------------------------------------

N/A -- Not applicable

See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share and, with respect to Balanced Trust, for a Financial Intermediary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                     Investment Operations
                                                           -----------------------------------------
                                               Net Asset      Net        Net Realized
                                                Value,     Investment   and Unrealized    Total From
                                               Beginning    Income/     Gain/ (Loss) on   Investment
                                               of Period     (Loss)       Investments     Operations
----------------------------------------------------------------------------------------------------
American Leading Companies Trust
-- Institutional Class
  Period Ended Mar. 31,
     2002(A)                                    $19.08       $ .09          $ (.90)         $ (.81)
  Years Ended Mar. 31,
     1999(D)                                     17.95         .08(F)          .23             .31
     1998                                        14.71         .10(F)         4.99            5.09
     1997(E)                                     13.30         .07(F)         1.94            2.01
Balanced Trust
-- Institutional Class
  Year Ended Mar. 31,
     2002                                       $11.64       $ .19(G,H)     $  .03(H)       $  .22
  Period Ended Mar. 31,
     2001(I)                                     11.58        N.M.( G)         .06             .06
-- Financial Intermediary Class
  Year Ended Mar. 31,
     2002                                       $11.64       $ .17(J,K)     $  .01(K)       $  .18
  Period Ended Mar. 31,
     2001(I)                                     11.58        N.M.( J)         .06             .06
U.S. Small-Capitalization Value Trust
-- Institutional Class
  Years Ended Mar. 31,
     2002                                       $ 9.30       $(.02)(L)      $ 2.88          $ 2.86
     2001                                         7.59         .02(L)         1.69            1.71
     2000                                         7.88         .07(L)         (.05)            .02
     1999(M)                                      9.92         .05(L)        (2.09)          (2.04)
----------------------------------------------------------------------------------------------------

(A) For the period from June 14, 2001 (recommencement of operations) to March 31, 2002.

(B) Not annualized.

(C) Annualized.

(D) American Leading Companies Institutional Class (formerly known as Navigator Class) shares were redeemed on December 3, 1998, and information is for the period then ended.

(E) For the period from October 4, 1996 (commencement of operations) to March 31, 1997.

(F) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the period ended December 3, 1998, 0.95%; for the year ended March 31, 1998, 0.98%; and for the period ended March 31, 1997, 0.97%.

(G) Net of fees waived pursuant to a voluntary expense limitation of 1.10% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the year ended March 31, 2002, 1.21%; and for the period ended March 31, 2001, 1.16%.

N.M. -- Not meaningful.

                          Distributions
--------------------------------------------------------------------------
                    From Net      In Excess of                   Net Asset
     From Net       Realized      Net Realized                    Value,
    Investment   Gain/(Loss) on     Gain on          Total        End of
      Income      Investments     Investments    Distributions    Period
--------------------------------------------------------------------------
      $  --          $   --          $  --          $   --        $18.27
         --            (.46)            --            (.46)        17.80
         --           (1.85)            --           (1.85)        17.95
       (.12)           (.48)            --            (.60)        14.71
      $(.19)         $ (.69)         $  --          $ (.88)       $10.98
         --              --             --              --         11.64
      $(.17)         $ (.69)         $  --          $ (.86)       $10.96
         --              --             --              --         11.64
      $  --          $   --          $  --          $   --        $12.16
         --              --             --              --          9.30
         --            (.16)          (.15)           (.31)         7.59
         --              --             --              --          7.88
--------------------------------------------------------------------------

                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
                                       Net Investment
                    Expenses           Income/(Loss)    Portfolio           Net Assets,
     Total         to Average            to Average     Turnover           End of Period
     Return        Net Assets            Net Assets       Rate             (in thousands)
-----------------------------------------------------------------------------------------
      (4.25)%(B)       .87%(C)               .62%(C)      22.7%(C)            $ 9,649
       1.84%(B)        .94%(C,F)             .65%(C,F)    47.6%(C)                 --
      36.68%           .93%(F)               .74%(F)      51.4%                    82
      15.16%(B)        .86%(C,F)             .98%(C,F)    55.7%(C)                 55
       1.68%          1.10%(G)              1.79%(G,H)    55.4%               $   391
        .52%(B)       1.10%(C,G)             .52%(C,G)    58.4%(C)                325
       1.35%          1.35%(J)              1.55%(J,K)    55.4%               $26,463
        .52%(B)       1.35%(C,J)             .27%(C,J)    58.4%(C)             30,976
      30.75%          1.00%(L)               .18%(L)      32.1%               $ 5,529
      22.53%          1.00%(L)               .82%(L)      60.7%                   711
       (.15)%         1.00%(L)               .44%(L)      66.2%                    31
     (20.56)%(B)       .09%(C,L)             .71%(C,L)    29.5%(C)                 40
-----------------------------------------------------------------------------------------

(H) The effect of adoption of the provisions of the AICPA Audit and Accounting Guide (see Note 1) for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.71% to 1.79%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.

(I) For the period March 16, 2001 (commencement of operations) to March 31,
    2001.

(J) Net of fees waived pursuant to a voluntary expense limitation of 1.35% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the year ended March 31, 2002, 1.48%; and for the period ended March 31, 2001, 1.45%.

(K) The effect of adoption of the provisions of the AICPA Audit and Accounting Guide (See Note 1) for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.47% to 1.55%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.

(L) Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2002, 1.20%; 2001, 1.43%; and 2000, 1.36%; and for the period ended March 31, 1999, 1.28%.

(M) For the period June 19, 1998 (commencement of operations) to March 31, 1999.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.

(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of American Leading Companies Trust ("American Leading Companies"), Balanced Trust ("Balanced Trust"), U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services also offers an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

  For the year ended March 31, 2002, Rule 12b-1 distribution fees were as follows:

                               Financial
                    Primary   Intermediary
                     Class       Class
------------------------------------------
Balanced Trust       $270         $71

  For the year ended March 31, 2002, transfer agent and shareholder servicing expenses were as follows:

                                         Financial
                              Primary   Intermediary   Institutional
                               Class       Class           Class
--------------------------------------------------------------------
American Leading Companies     $351         N/A            $  1
Balanced Trust                   36         $17            N.M.
U.S. Small-Cap                   89         N/A               1

---------------

N.M. -- Not meaningful.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the

--------------------------------------------------------------------------------

over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                 Receivable for            Payable for
                                 Securities Sold       Securities Purchased
---------------------------------------------------------------------------
American Leading Companies            $740                    $1,051
Balanced Trust                         267                       985
U.S. Small-Cap                         209                     3,101

  For the year ended March 31, 2002, investment transactions (excluding short-term investments) were as follows:

                                 Purchases       Proceeds From Sales
--------------------------------------------------------------------
American Leading Companies       $348,661(A)          $112,346
Balanced Trust                     35,284               39,379
U.S. Small-Cap                    110,393               36,687

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Deferred Organizational Expenses

  Deferred organizational expenses are amortized on a straight line basis over 5 years commencing on the date their respective operations began.

---------------
(A ) Includes securities with a cost basis of $243,240 acquired through merger of Total Return Trust (see Note 4).

--------------------------------------------------------------------------------

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Funds seek to assert their rights. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and will be paid annually for American Leading Companies and U.S. Small-Cap, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary.

  As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. Prior to April 1, 2001, the Funds did not amortize market discounts on debt securities and paydown gains and losses were included in realized gains/(losses) on investments. There was no cumulative effect for any of the Funds relating to the change in accounting for market discounts based on securities held on April 1, 2001.

  The effect of these changes for the year ended March 31, 2002, was to increase Balance Trust's net investment income by $58, decrease its net unrealized appreciation/(depreciation) by $46, and decrease its net realized gains/(losses) by $12. The above changes in accounting had no impact on American Leading Companies or U.S. Small-Cap.

  The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect these changes in accounting.

--------------------------------------------------------------------------------

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended March 31, 2002 and 2001, were characterized as follows for tax purposes:

  For the Year Ended           Balanced
    March 31, 2002               Trust
----------------------------------------
Ordinary income                 $  791
Long-term capital gains          3,867
----------------------------------------
Total distributions             $4,658
========================================

                               American
  For the Year Ended            Leading         Balanced
    March 31, 2001             Companies         Trust
--------------------------------------------------------
Ordinary income                 $   --            $293
Long-term capital gains          1,615              50
--------------------------------------------------------
Total distributions             $1,615            $343
========================================================

  U.S. Small-Cap paid no ordinary income dividends or capital gain distributions during the years ended March 31, 2002 and 2001. American Leading Companies paid no ordinary income dividends or capital gain distributions during the year ended March 31, 2002.

--------------------------------------------------------------------------------

  The tax basis components of net assets at March 31, 2002, were as follows:

                            American
                             Leading    Balanced     U.S.
                            Companies    Trust     Small-Cap
------------------------------------------------------------
Unrealized appreciation     $168,098    $ 7,313    $ 36,161
Unrealized depreciation      (44,431)    (1,255)     (5,566)
------------------------------------------------------------
Net unrealized
  appreciation/
  (depreciation)             123,667      6,058      30,595
Undistributed ordinary
  income                          --        197          --
Undistributed long-term
  capital gains                   --        393          --
Post-October and other
  losses                      (9,438)        --          --
Capital loss carryforwards    (3,173)        --      (1,613)
Paid-in capital              449,654     56,514     158,748
------------------------------------------------------------
Net assets                  $560,710    $63,162    $187,730
============================================================

  Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year ("post-October losses") as occurring on the first day of the following tax year.

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of March 31, 2002, capital loss carryforwards were as follows:

             American
 Expiring     Leading      U.S.
    In       Companies   Small-Cap
----------------------------------
   2008       $   --      $   --
   2009        1,843       1,613
   2010        1,330          --

  During the current fiscal year, capital loss carryforwards of $47 and $1,873 were utilized for Balanced Trust and U.S. Small-Cap, respectively. The American Leading Companies' capital loss carryforward of $3,173 shown above includes $1,406 of capital losses acquired from Total Return Trust as a result of the merger

(see Note 4).

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2002, the Funds recorded the following permanent

--------------------------------------------------------------------------------

reclassifications. Results of operations and net assets were not affected by these reclassifications.

                         American
                          Leading    Balanced     U.S.
                         Companies    Trust     Small-Cap
---------------------------------------------------------
Undistributed net
  investment income       $ 2,288      $ 55       $ 905
Accumulated net
  realized gain/(loss)         --       (98)         (7)
Paid-in capital            (2,288)       43        (898)

  At March 31, 2002, the cost of investments for federal income tax purposes was as follows:

American Leading Companies         $437,659
Balanced Trust                       57,606
U.S. Small-Cap                      158,202

3. Transactions With Affiliates:

  American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment manager to American Leading Companies, under compensation arrangements substantially similar to those with the current adviser.

  Balanced Trust and U.S. Small-Cap have management agreements with LMFA. Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily net assets.

  LMFM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's

--------------------------------------------------------------------------------

average daily net assets. The following chart summarizes the management fees and expense limitations for each of the Funds:

                                                                           Year Ended          At
                                                                            March 31,      March 31,
                                                                              2002            2002
                                                                           ----------      ---------
                                                             Expense       Management      Management
                               Management    Expense       Limitation         Fees            Fees
            Fund                  Fee       Limitation   Expiration Date     Waived         Payable
------------------------------------------------------------------------------------------------------
American Leading Companies
 Primary Class                   0.75%        1.95%       Indefinitely        $ --            $351
 Institutional Class             0.75%        0.95%       Indefinitely          --              12
Balanced Trust
 Primary Class                   0.75%        1.85%      August 1, 2002         40              23
 Financial Intermediary Class    0.75%        1.35%      August 1, 2002         31              17
 Institutional Class             0.75%        1.10%      August 1, 2002       N.M.            N.M.
U.S. Small-Cap
 Primary Class                   0.85%        2.00%      August 1, 2002        222             142
 Institutional Class             0.85%        1.00%      August 1, 2002          5               4

---------------

N.M. -- Not meaningful.

  Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (and with respect to Balanced Trust, Financial Intermediary's) average daily net assets, computed daily and payable monthly as follows:

                                                                Year Ended         At March 31,
                                                              March 31, 2002           2002
                                                            ------------------   ----------------
                                                             Distribution and    Distribution and
                                   Distribution   Service      Service Fees          Service
               Fund                    Fee          Fee     Voluntarily Waived     Fees Payable
-------------------------------------------------------------------------------------------------
American Leading Companies             0.75%       0.25%           $ --                $468
Balanced Trust
  Primary Class                        0.50%       0.25%             22                  21
  Financial Intermediary Class           N/A       0.25%              6                   5
U.S. Small-Cap                         0.75%       0.25%             44                 139

--------------------------------------------------------------------------------

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended March 31, 2002.

  LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMFM. For LMFA's services to American Leading Companies, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2002, LMFA received $255.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the year ended March 31, 2002: American Leading Companies, $104; Balanced Trust, $14; and U.S. Small-Cap, $29.

  LMFM, LMFA, Bartlett, Brandywine, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Acquisition of Legg Mason Total Return Trust, Inc.:

  On June 14, 2001, American Leading Companies acquired all of the assets of Legg Mason Total Return Trust, Inc. ("Total Return Trust") pursuant to the Agreement and Plan of Reorganization dated April 6, 2001, which was approved on May 17, 2001, by Total Return Trust shareholders who voted 9,418 shares for and 135 shares against, with 244 shares abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 16,130 Primary Class shares (having a value of $307,797) and 549 Institutional Class shares (having a value of $10,470) for 16,422 Primary Class and 556 Institutional Class shares, respectively, of Total Return Trust outstanding at the merger date. Total Return Trust's net assets at that date, which included $1,952 of accumulated net realized loss and $66,850 of net unrealized gain, were combined with those of American Leading Companies, resulting in aggregate net assets of $601,778.

5. Acquisition of Bartlett Basic Value Fund:

  On March 16, 2001, Balanced Trust acquired all of the assets of the Bartlett Basic Value Fund ("Basic Value") pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, which was approved on March 9, 2001, by Basic Value shareholders who voted 1,890 shares for and 89 shares against, with 24 votes abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 32 Primary Class shares (having a value of $367), 28 Institutional Class shares (having a value of $324), and 2,698 Financial Intermediary Class shares (having a value of $31,247), for 39 Primary Class, 33 Institutional Class and 3,212 Class A shares, respectively, of the Basic Value outstanding at the merger date. Basic Value's net assets at that date, which included $222 of accumulated net realized loss and $8,797 of net unrealized gain, were combined with those of Balanced Trust, resulting in aggregate net assets of $67,353.

--------------------------------------------------------------------------------

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2002, the Funds made no borrowings under the Credit Agreement.

7. Fund Share Transactions:

  At March 31, 2002, there were 250,000, 375,000, and 50,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, and U.S. Small-Cap, respectively. At March 31, 2002, there were 125,000 shares authorized at $.001 par value for the Financial Intermediary Class of Balanced Trust. At March 31, 2002, there were 250,000, 125,000, and 50,000 shares authorized at $.001 par value for the Institutional Classes of American Leading Companies, Balanced Trust, and U.S. Small-Cap, respectively. Share transactions are detailed below:

                                                                 Reinvestment
                                                Sold           of Distributions
                                         -------------------   -----------------
                                          Shares     Amount    Shares    Amount
--------------------------------------------------------------------------------
American Leading Companies
--  Primary Class
    Year Ended March 31, 2002             19,872(A) $375,758(B)    --    $   --
    Year Ended March 31, 2001              2,343      44,189      84      1,583
--  Institutional Class
    Period Ended March 31, 2002(C)           647(D) $ 12,246(E)    --    $   --
Balanced Trust
--  Primary Class
    Year Ended March 31, 2002                574    $  6,390     212     $2,417
    Year Ended March 31, 2001                694(F)    8,384(G)    27       332
--  Institutional Class
    Year Ended March 31, 2002                  6    $     61       2     $   25
    Period Ended March 31, 2001(H)            28(I)      324(J)    --        --
--  Financial Intermediary Class
    Year Ended March 31, 2002                252    $  2,888     184     $2,091
    Period Ended March 31, 2001(H)         2,700(K)   31,253(L)    --        --
U.S. Small-Cap
--  Primary Class
    Year Ended March 31, 2002              9,862    $ 99,632      --     $   --
    Year Ended March 31, 2001              2,419      20,745      --         --
--  Institutional Class
    Year Ended March 31, 2002                566    $  5,961      --     $   --
    Year Ended March 31, 2001                163       1,505      --         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Repurchased          Net Change
                                         -------------------   -----------------
                                          Shares     Amount    Shares    Amount
--------------------------------------------------------------------------------
American Leading Companies
--  Primary Class
    Year Ended March 31, 2002             (4,358)   $(79,266)  15,514   $296,492
    Year Ended March 31, 2001             (3,467)    (65,968)  (1,040)   (20,196)
--  Institutional Class
    Period Ended March 31, 2002(C)          (119)   $ (2,197)     528   $ 10,049
Balanced Trust
--  Primary Class
    Year Ended March 31, 2002               (568)   $ (6,329)     218   $  2,478
    Year Ended March 31, 2001               (666)     (8,083)      55        633
--  Institutional Class
    Year Ended March 31, 2002                 --    $     --        8   $     86
    Period Ended March 31, 2001(H)            --          --       28        324
--  Financial Intermediary Class
    Year Ended March 31, 2002               (684)   $ (7,751)    (248)  $ (2,772)
    Period Ended March 31, 2001(H)           (38)       (435)   2,662     30,818
U.S. Small-Cap
--  Primary Class
    Year Ended March 31, 2002             (1,915)   $(18,668)   7,947   $ 80,964
    Year Ended March 31, 2001             (2,489)    (19,433)     (70)     1,312
--  Institutional Class
    Year Ended March 31, 2002               (188)   $ (1,921)     378   $  4,040
    Year Ended March 31, 2001                (91)       (860)      72        645
--------------------------------------------------------------------------------

(A)Includes 16,130 shares issued in connection with fund acquisition (see Note
   4).

(B)Includes $307,797 from fund acquisition (see Note 4).

(C)For the period from June 14, 2001 (commencement of operations) to March 31, 2002.

(D)Includes 549 shares issued in connection with fund acquisition (see Note 4).

(E)Includes $10,470 from fund acquisition (see Note 4).

(F)Includes 32 shares issued in connection with fund acquisition (see Note 5).

(G)Includes $367 from fund acquisition (see Note 5).

(H)For the period from March 16, 2001 (commencement of operations) to March 31, 2001.

(I)Includes 28 shares issued in connection with fund acquisition (see Note 5).

(J)Includes $324 from fund acquisition (see Note 5).

(K)Includes 2,698 shares issued in connection with fund acquisition (see Note
   5).

(L)Includes $31,247 from fund acquisition (see Note 5).

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investors Trust, Inc.:

  We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (American Leading Companies Trust, Balanced Trust, and U.S. Small-Capitalization Value Trust) (the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Institutional and Financial Intermediary Classes) for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Institutional and Financial Intermediary Classes) for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
April 29, 2002

Directors and Officers

  The table below provides information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202.

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE        FUNDS      SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since      Chairman and     None           Director and/or officer of
 Jr.                and          1993       Director/Trustee                various other Legg Mason
 Age 62             Director                of all Legg                     affiliates. Retired Vice
                                            Mason funds                     Chairman and Director of
                                            (consisting of                  Legg Mason, Inc. and Legg
                                            23 portfolios).                 Mason Wood Walker,
                                                                            Incorporated. Formerly:
                                                                            Director of Legg Mason
                                                                            Fund Adviser, Inc. and
                                                                            Western Asset Management
                                                                            Company (each a registered
                                                                            investment adviser).
------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    Since      Director of      Director of    Executive Vice President
 R.(B)                           2001       Legg Mason       the Royce      of Legg Mason, Inc.
 Age 47                                     Value Trust,     Family of      Director and/or officer of
                                            Inc., Legg       Funds          various other Legg Mason
                                            Mason Special    (consisting    affiliates. Formerly:
                                            Investment       of 17          Division President and
                                            Trust, Inc.,     portfolios).   Senior Officer of
                                            Legg Mason                      Prudential Financial
                                            Investment                      Group, Inc. and related
                                            Trust, Inc. and                 companies, including fund
                                            Legg Mason                      boards and consulting
                                            Charles Street                  services to subsidiary
                                            Trust, Inc.;                    companies (1991-2000);
                                            President of                    Partner, Greenwich
                                            all Legg Mason                  Associates; Vice
                                            funds                           President, T. Rowe Price
                                            (consisting of                  Group, Inc.
                                            23 portfolios).
------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since      Director/Trustee Director of    Trustee of Pacor
 G.                              1993       of all Legg      CSS            Settlement Trust, Inc.
 Age 74                                     Mason funds      Industries,    Formerly: Senior Vice
                                            (consisting of   Inc.           President, Chief Financial
                                            23 portfolios).  (diversified   Officer and Director of
                                                             holding        PECO Energy Co., Inc. (now
                                                             company that   Exelon Corporation);
                                                             makes          Director of Finance for
                                                             seasonal       the City of Philadelphia;
                                                             decorative     Executive Vice President
                                                             products).     and Treasurer, Girard Bank
                                                                            and Vice President of its
                                                                            parent holding company,
                                                                            the Girard Company.
------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since      Director/Trustee None           Director of The Brooklyn
 L.                              1993       of all Legg                     Museum of Art. Formerly:
 Age 57                                     Mason funds                     Director of The Baltimore
                                            (consisting of                  Museum of Art.
                                            23 portfolios).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE        FUNDS      SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since      Director/Trustee None           Chief Executive Officer of
 E.                              1993       of all Legg                     The Marrow Foundation
 Age 57                                     Mason funds                     since 1993. Formerly:
                                            (consisting of                  Executive Director of the
                                            23 portfolios).                 Baltimore International
                                                                            Festival (1991-1993);
                                                                            Senior Assistant to the
                                                                            President of The Johns
                                                                            Hopkins University (1986-
                                                                            1990).
------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since      Director/Trustee Director of    Trustee of Colgate
 Peter                           1999       of all Legg      the Royce      University. President of
 Age 56                                     Mason funds      Family of      Hill House, Inc.
                                            except Legg      Funds          (residential home care).
                                            Mason Income     (consisting    Formerly: Managing
                                            Trust, Inc. and  of 17          Director, Equity Capital
                                            Legg Mason Tax   portfolios);   Markets Group of Merrill
                                            Exempt Trust,    Renaissance    Lynch & Co. (1971-1999).
                                            Inc.             Capital
                                            (consisting of   Greenwich
                                            18 portfolios).  Funds; and
                                                             Pinnacle
                                                             Holdings,
                                                             Inc.
                                                             (wireless
                                                             commu-
                                                             nications).
------------------------------------------------------------------------------------------------------
 Rodgers, T.A.      Director     Since      Director/Trustee None           Principal, T.A. Rodgers &
 Age 67                          1993       of all Legg                     Associates (management
                                            Mason funds                     consulting). Formerly:
                                            (consisting of                  Director and Vice
                                            23 portfolios).                 President of Corporate
                                                                            Development, Polk Audio,
                                                                            Inc. (manufacturer of
                                                                            audio components).
------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since      Vice President   None           Associate General Counsel
 R.(B)              President    2000       and Secretary                   of Legg Mason Wood Walker,
 Age 44             and                     of all Legg                     Incorporated. Formerly:
                    Secretary               Mason funds                     Senior Associate,
                                            (consisting of                  Kirkpatrick & Lockhart LLP
                                            23 portfolios).                 (1996-1999); Senior
                                                                            Counsel, Securities and
                                                                            Exchange Commission,
                                                                            Division of Investment
                                                                            Management (1989-1995).
------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since      Vice President   None           Vice President and
 K.(B)              President    1993       and Treasurer                   Treasurer of Legg Mason
 Age 53             and                     of all Legg                     Fund Adviser, Inc. and
                    Treasurer               Mason funds                     Western Asset Funds, Inc.;
                                            (consisting of                  Treasurer of Pacific
                                            23 portfolios).                 American Income Shares,
                                                                            Inc. and Western Asset
                                                                            Premier Bond Fund.
------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

Mr. Curley is considered to be an interested person (as defined in the 1940 Act) of the Funds on the basis of his employment with the Funds' investment adviser or its affiliated entities (including the Funds' principal underwriter) and Legg Mason, Inc., the parent holding company.

          ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS AND
       OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,
        AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544.

                      Investment Manager
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust, U.S. Small-Cap Value Trust,
                       and Financial Services Fund:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                      Investment Advisers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                      For Financial Services Fund:
                         Gray, Seifert & Co., Inc.
                         New York, NY

                      Board of Directors and Officers
                      John F. Curley, Jr., Chairman
                      Mark R. Fetting, President
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Dr. Jill E. McGovern
                      G. Peter O'Brien
                      T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                      Boston Financial Data Services
                      Boston, MA

                      Custodian
                      State Street Bank & Trust Company
                      Boston, MA

                      Counsel
                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                      Independent Auditors
                      Ernst & Young LLP
                      Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC

                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

5/02